EXHIBIT 10.139


                        PROJECT AGREEMENT

                             between

                HIS MAJESTY'S GOVERNMENT OF NEPAL

                               and

            BHOTE KOSHI POWER COMPANY PRIVATE LIMITED

                           concerning

           THE UPPER BHOTE KOSHI HYDROELECTRIC PROJECT


               Dated 6 Shrawan 2053 (21 July 1996)

 SECTION                                         PAGE NUMBER

PREAMBLE                                                   1
DEFINITIONS                                                1
SECTION 1. INTRODUCTION                                    9
1.1 Purpose of this Agreement                              9
1.2 Project Description                                    9

SECTION 2. CONDITION PRECEDENT                             10

SECTION 3. OBLIGATIONS OF HMGN                             10
3.1 Project License for the Project                        10
3.2 Land, Structures, Buildings, Utilities, Water
    and Roads                                              10
    3.2.1 Land, Structures, Buildings and Utilities        10
    3.2.2 Land and Water Owned by HMGN                     11
    3.2.3 Use of Existing Roads                            11
    3.2.4 Construction of Roads                            12
3.3 Taxes and Fees                                         12
    3.3.1 Income Tax                                       12
    3.3.2 Tax Exemption for Bonds                          12
    3.3.3 Local Taxes                                      13
    3.3.4 Loan Registration Fees                           13
3.4 Foreign Exchange                                       13
    3.4.1 Foreign Exchange and Repatriation                13
    3.4.2 Foreign Shareholders as Beneficiaries            14
3.5 "One Window" System                                    15
    3.5.1 Local Permits                                    15
    3.5.2 Communications                                   15
    3.5.3 Diesel Fuel                                      15
    3.5.4 Explosives                                       15
    3.5.5 Security                                         16
    3.5.6 Import of Equipment, Etc                         16
    3.5.7 Temporary Import of Equipment                    16
    3.5.8 Visas, Etc                                       17
3.6 BKPC Transmission Line                                 17
3.7 Sales and Export Rights                                17
3.8 Electricity Tariff Fixation Commission                 17
3.9 GLOF Early Warning System                              17
3.10 Further Assurances                                    17

SECTION 4. OBLIGATIONS OF BKPC,                            18
4.1 Ownership and Operation                                18
4.2 Environmental Compliance...                            18
4.3 Royalty                                                18
4.4 Local Labor and Resources                              18
4.5 Technology Transfer and Training                       19
4.6 Insurance                                              19
4.7 Quality and Maintenance                                19
4.8 Reporting                                              20
4.9 Development of Project                                 20
4.10 Transfer of Project License and Project               20

SECTION 5. GUARANTEE                                       20

SECTION 6. BUYOUT BY HMGN IN THE EVENT OF SPECIAL
           BUYOUT EVENTS                                   21
6.1 Buyout Mechanism                                       21
6.2 Buyout Purchase Price                                  21
6.3 MIGA Insurance                                         23
6.4 Payment Mechanism; Transfer of Title                   23

SECTION 7. REPRESENTATIONS AND WARRANTIES                  24

SECTION 8. INFORMATION                                     25

SECTION 9. VALIDITY AND TERMINATION                        26

SECTION 10. GOVERNING LAW                                  26

SECTION 11. RESOLUTION OF DISPUTES                         26
11.1 Dispute Resolution by Mutual Agreement                26
11.2 Arbitration                                           27

SECTION 12. NOTIFICATION                                   28

SECTION 13. ASSIGNMENT, ADDITIONAL FOREIGN SHAREHOLDERS    28
13.1 Assignment                                            28
13.2 Additional Foreign Shareholders                       29

SECTION 14. GOOD FAITH                                     29

SECTION 15. AMENDMENTS                                     29

SECTION 16. IMMUNITY                                       29

SECTION 17. FINANCING DOCUMENTS                            30

SECTION 18. REFINANCING                                    30

SECTION 19. PERFORMANCE ASSURANCE                          30
19.1 Performance Assurance Obligations                     30
19.2 Termination of Agreement and Forfeiture of
     Performance Assurance                                 30
19.3 Return of Performance Assurance                       31
19.4 Delays Caused by Breach                               31

SECTION 20. SCHEDULES                                      31

Schedule 1 - Power Purchase Agreement
Schedule 2 - BKPC Memorandum of Association
Schedule 3 - BKPC Articles of Association


                            PREAMBLE

      WHEREAS, HIS MAJESTY'S GOVERNMENT OF NEPAL desires to promote electric power generation in Nepal through the participation of the private investors In the hydropower industry and to expedite the construction of new generation facilities in order to develop the hydropower potential of the country;

     WHEREAS, HIMAL INTERNATIONAL POWER CORPORATION LTD., Nepal, a company registered under the Company Act, 2021, RDC OF NEPAL, a Cayman Islands corporation and subsidiary of HARZA ENGINEERING COMPANY INTERNATIONAL L.P., a Delaware (U.S.A.) limited partnership, and PANDA OF NEPAL, a Cayman Islands corporation and subsidiary of PANDA ENERGY INTERNATIONAL, INC., a Texas (U.S.A.) corporation, have established BHOTE ROSA POWER COMPANY PRIVATE LIMITED, Nepal' a private limited liability company registered under the Company Act, 2021, with the objective to build, operate and own hydroelectric power generation projects in Nepal;

      WHEREAS, the Bhote Koshi River in Sindhupalchok District of Nepal offers a suitable site for the development of a hydroelectric power project known as the Upper Bhote Koshi
Hydroelectric Project with an installed generating capacity of approximately 36,000 kilowatts;

      NOW, THEREFORE, HIS MAJESTY'S GOVERNMENT OF NEPAL and BHOTE KOSHI POWER COMPANY PRIVATE LIMITED, and for purposes of Sections 3.4, 13 Ad 16 of this Agreement (as defined below) each FOREIGN SHAREHOLDER referred to on the signature page, have entered into this Agreement, as of this sixth day of Shrawan 2052 (twenty first day of July 1996).


                           DEFINITIONS

Unless  the  subject  or  context  otherwise  requires  in   this
Agreement, the following definitions and abbreviations shall have the following meanings:

"Agreement"         shall mean this Project Agreement between  as
                    amended, modified and supplemented from time to time In accordance with the terms hereof.

"BKPC" shall mean Bhote Koshi Power Company Private Limited a private limited liability company duly incorporated and registered under the Company Act, 202l, having its registered office in Kathmandu, Nepal.

"Business Day"      shall  mean  any Day on which the offices  of
                    HMGN are not authorized or required to close in Kathmandu, Nepal.

"Change-in-Law"     shall   mean  any  of  the  following  events
                    occurring  after 14 Baishakh 2052  (27  April
                    1995)  as a result of, or in connection with,
                    any  action  or inaction by any  Governmental
                    Authority:

                    (i)    a  change in or repeal of an  existing
                    Law;
                    (ii)  an enactment or making of a new Law;
                    (iii) a cancellation or nonrenewal or a change in the conditions applicable to any Governmental Approval granted to NEA or BKPC or otherwise relating to the Project;
                    (iv) a change in the manner in which a Law is applied or in the interpretation or application thereof, or
                    (v) any change in any Law, or any other alteration of the application of any Law to BKPC or the Shareholders, including, without limitation, royalties, Tax rates, depreciation schedules or other Laws that affect any of the financial assumptions set forth in BKPC's base case financial model set forth in Schedule 2 to the Power Purchase Agreement.

"Commercial
Operation Date"     shall   mean   the   date  specified   in   a
                    certificate   delivered  by  the  Independent
                    Engineer   stating  that  both   Units   have
                    satisfied   and   successfully   demonstrated
                    performance    in   accordance    with    the
                    requirements  of  Schedule  8  to  the  Power
                    Purchase Agreement, or the date on which  the
                    Project is deemed to be commissioned pursuant
                    to   Section   5.5  of  the  Power   Purchase
                    Agreement,  as  certified by the  Independent
                    Engineer, which date is scheduled as  of  the
                    date  hereof  as  17 Poush  2056  (1  January
                    2000).
"Construction
Contracts"          shall mean, collectively, the contracts to be
                    entered   into  by  BKPC  for   the   design,
                    engineering, construction and procurement of the Project with its contractors.

"Date of Financial
Closing"            shall  mean  the  date  of  signing  of   the
                    Financing Documents.

"Day" shall mean the twenty-four (24) hour period beginning at 00:00 hours Nepalese Standard
                    Time.

"Delivery Point"    shall  mean  the point, at the  132  kilovolt
                    gantry   of   the   new  substation   to   be
                    constructed  by  NEA near  the  existing  Sun
                    Koshi power state, at which electric energy from the Project is delivered to the NEA
                    Inter-connection Facilities.

"Dollars" or "$"    shall  mean the currency of the United States
                    of America.

"EDC"               shall   mean   the  Electricity   Development
                    Centre, an administrative agency under MOWR.

"Electrical
Output" shall mean for any period, after the first Unit Delivery Date, the electric energy delivered by the Project at the Delivery Point, as metered in accordance with Schedule 7 to the Power Purchase Agreement, and expressed in kilowatt-hour.

"Energy Factor"     shall  mean  an  amount  equal  to  six  one-
                    hundredths (0.06) of a Dollar as of 17  Poush
                    2051  (1  January  1995),  as  escalated   in
                    accordance  with  Schedule  4  to  the  Power
                    Purchase Agreement.

"Financing
Documents"          shall   mean  the  shareholder's  agreements,
                    joint venture agreements, loan agreements, notes, indentures, security agreements and other documents relating to the construction financing and permanent financing (including refinancing) of the Project or any part thereof.

"Financing
Parties" shall mean the lenders, export credit agencies, multilateral institutions, equity providers and others providing financing or refinancing to or on behalf of BKPC for the development, ownership, operation and maintenance of the Project or any portion thereof.

"Foreign Exchange"  shall  mean  Dollars  or,  in  the  case   of
                    nonavailability   of   Dollars,   any   other
                    denomination of currency acceptable to BKPC and available to HMGN.

"Foreign Lenders"   shall mean, collectively non-Nepalese Lenders
                    and their respective foreign successors and assignees.

"Foreign
Shareholders"       shall    mean,   collectively,   non-Nepalese
                    Shareholders,  including  RDC  of  Nepal,   a
                    Cayman Islands corporation and subsidiary of Harza Engineering Company International L.P., a Delaware (U.S.A.) limited partnership, and Panda of Nepal, a Cayman Islands corporation and subsidiary of Panda Energy International, Inc., a Texas (U.S.A.) corporation, of BKPC and their respective foreign successors and assignees.

"Governmental
Approval"           shall   mean   any   authorization,   permit,
                    clearance,  license,  consent,  exemption  or
                    approval from or required by any Governmental
                    Authority  for  the  development,  financing,
                    ownership,   construction,   operation    and
                    maintenance of the Project.

"Governmental
Authority"          shall  mean  any  HMGN Authority,  any  Local
                    Authority, any Judicial Authority or any other Nepalese authority having jurisdiction over NEA, BKPC, the Project or the NEA
                    System.

"HMGN" shall mean His Majesty's Government of Nepal, inclusive of all ministries and agencies duly constituted by HMGN.

"HMGN Authority"    shall mean any national or regional authority
                    or  regulatory department, body,  commission,
                    instrumentality,    agency,    ministry    or
                    administrative   body  or  taxing   authority
                    thereof, in any case, having jurisdiction over NEA, BKPC, the Project or the NEA
                    System.

"Independent
Engineer"           shall   mean   the   independent   consulting
                    engineer  of international repute  acceptable
                    to  NEA, BKPC, the Shareholders and the other
                    Financing Parties for purposes defined by the
                    terms  of reference acceptable to NEA,  BKPC,
                    the  Shareholders  and  the  other  Financing
                    Parties,  including monitoring and certifying
                    the  commissioning and testing of the Project
                    and  such  other  purposes  as  specified  in
                    Section   6.6(c)   of  the   Power   Purchase
                    Agreement.

"Judicial
Authority"          shall  mean  any  court,  tribunal  or  other
                    judicial  authority,  in  any  case,   having
                    jurisdiction over NEA, BKPC, the Project or the NEA System.

"Law" shall mean any law, legislation, statute, rule, order, treaty, regulations, court decision or published practice or any interpretation thereof enacted, issued or promulgated by any Governmental Authority and applicable to the Project, BKPC, the Shareholders or the other Financing Parties or relating to, without limitation, the rate of return on investment to BKPC or its Shareholders or the cost of financing, constructing, operating, maintaining or owning the Project, including any of the foregoing relating to or affecting any Tax, reserve or repatriation requirement of any kind or relating to expropriation or compulsory acquisition.

"Lenders"           shall  mean International Finance Corporation
                    and/or   any  other  lenders,  export  credit
                    agencies,   multilateral   institutions   and
                    others    providing   debt    financing    or
                    refinancing to or on behalf of BKPC  for  the
                    development,    ownership,   operation    and
                    maintenance of the Project or any portion thereof, or any trustee or agent acting on behalf of any of the foregoing.

"Loan Signing Date" shall mean the date of signing of the initial loan agreements for either the construction financing or the initial permanent debt financing of the Project, whichever is the earlier to occur.

"Local Authority"   shall  mean any local or municipal  authority
                    or  regulatory  department,  body,  political
                    subdivision,   commission,   instrumentality,
                    agency   or  administrative  body  or  taxing
                    authority   thereof,  in  any  case,   having
                    jurisdiction over NEA, BKPC, the Project or the NEA System.

"Maturity Date"     shall  mean  the  date on which  all  amounts
                    owning by BKPC to any Lender that provides construction financing or initial permanent financing (excluding any refinancing of such permanent financing) have been repaid in full and all commitments to advance loans by such Lender have been terminated.

'MOWR"              shall   mean   HMGN's   Ministry   of   Water
                    Resources.

"NEA" shall mean Nepal Electricity Authority, constituted under the Nepal Electricity Authority Act, 2041, having its registered office at Durbar Marg, Kathmandu, Nepal, and its successors and assignees.

"NEA
Interconnection
Facilities"         shall  mean all the facilities, described  in
                    Schedule  9  to the Power Purchase Agreement,
                    to  be installed by or for NEA to enable  NEA
                    to  receive and wheel Electrical Output  from
                    the Project in accordance with this Agreement
                    (which   may   include,  without  limitation,
                    transmission lines and associated  equipment,
                    relay  and switching equipment and protective
                    devices   and  safety  equipment,  plus   the
                    metering system described in Schedule 7 to the Power Purchase Agreement), all of which shall be reasonably designed according to Prudent Utility Practices.

"NEA System"        shall  mean  the power network controlled  or
                    used  by  NEA  for the purpose of generating,
                    transmitting and distributing electricity  to
                    NEA's     customers,    including,    without
                    limitation,     the    NEA    Interconnection
                    Facilities.

"Performance
Assurance"          shall  mean  one  or  more  irrevocable   and
                    unconditional bonds, guarantees or letters of
                    credit, in a form and substance acceptable to
                    HMGN,  issued by a Nepalese or foreign  bank,
                    insurer    or   other   appropriate   company
                    acceptable  to  HMGN and  drawable  on  first
                    demand by HMGN in accordance with Section  19
                    hereof.

"Power Purchase"    shall mean the Power Purchase Agreement dated
                    as  of  the date hereof between BKPC and  NEA
                    concerning sale of electrical energy from the
                    Project,  in  the  form  attached   to   this
                    Agreement as Schedule 1, as amended, modified and supplemented from time to time.

"Project"           shall    mean    the   Upper   Bhote    Koshi
                    hydroelectric   project   located   in    the
                    Sindhupalchok District of Nepal, as more particularly described in Schedule 1 to the Power Purchase Agreement.

"Project License"   shall  mean collectively the power generation
                    and transmission licenses to be issued by HMGN for the construction, operation and transfer of the Project as set forth under the Electricity Act, 2049 and the Electricity
                    Rules, 2050, as more particularly described in Section 3 hereof, as the same may be amended from time to time.

"Prudent Utility"   shall mean the practices, methods, techniques
                    and  standards, Practices" changed from  time
                    to  time,  that  are  generally  accepted  as
                    internationally  for use in electric  utility
                    industries taking into account conditions  of
                    Nepal,  and commonly used in prudent electric
                    utility engineering and operations to design,
                    engineer,   construct,  text,   operate   and
                    maintain equipment of a type and size similar
                    to  the  Project  or the NEA  Interconnection
                    Facilities  lawfully, safely and  efficiently
                    and    that   generally   conform   to    the
                    manufacturers'   operation  and   maintenance
                    guidelines.

"Required
Commercial"         shall mean 17 Poush 2056 (1 January 2000), as
                    such date may Operation Date" be extended by the occurrence of a Force Majeure Event (as set forth in the Power Purchase Agreement).

"Rupees or Rs"      shall  mean  the currency of the  Kingdom  of
                    Nepal.

"Shareholders"      shall mean, collectively, the shareholders of
                    BKPC and their respective successors and assignees.

"Special Buyout
Event" shall mean any of the following acts or omissions of, or circumstances or occurrences caused by HMGN affecting BKPC or any contractor or supplier of BKPC that prevents BKPC from performing its material obligations under the Power Purchase Agreement, delays completion of the Project beyond the Required Commercial Operation Date, prevents BKPC from performing its material obligations under the Financing Documents or changes the ownership of BKPC.

                         (a)     any   Change-in-Law;   provided,
                         however, that a Change-in-Law shall not be a Special Buyout Event under this clause (a) if BKPC shall have been compensated in accordance with Article 10 of the Power Purchase Agreement or
                         Section 5 hereof;

                         (b)      expropriation,     requisition,
                         confiscation     or     nationalization;
                         provided,     however,     that      any
                         expropriation, requisition, confiscation or nationalization of any contractor or supplier of BKPC shall not be a Special Buyout Event under this clause (b) if such event occurs as a consequence of such contractor's or such supplier's intentional or grossly negligent failure to comply with any law of Nepal of general application of a kind which governments normally enact in the public interest for the purpose of protecting national security;

                         (c)    export  or  import  restrictions,
                         including   any  requirement,   act   or
                         omission  of HMGN that delays  beyond  a
                         commercially reasonable period  of  time
                         the  acquisition  or  purchase,  or  the
                         transportation   or  delivery   to   the
                         Project,  of  spare parts or maintenance
                         items   (it   being  agreed   that   the
                         inability to clear customs in  Nepal  in
                         less  than  fifteen (15)  Business  Days
                         after the submittal of all necessary and
                         required    documentation    shall    be
                         considered a delay beyond a commercially
                         reasonable  period of time for  purposes
                         of  this clause (c)); provided, however,
                         that  no  such restriction, requirement,
                         act  or  omission  shall  constitute   a
                         Special  Buyout Event under this  clause
                         (c)  if  it  is  applied by  HMGN  under
                         Nepalese  law  as a consequence  of  the
                         negligent or intentional act,  error  or
                         omission of BKPC, or by BKPC's  or  such
                         contractor's    or    such    supplier's
                         negligent  failure to  comply  with  any
                         material procedural or substantive  law,
                         rule, regulation, order or ordinance  or
                         by    any    material   procedural    or
                         substantive law, rule, regulation, order or ordinance or by any material breach or default by BKPC of this Agreement or the Power Purchase Agreement;

                         (d)  inability despite due diligence  to
                         obtain,   renew  or  maintain   required
                         licenses   or  Governmental   Approvals;
                         provided,   however,   that   no    such
                         inability  shall  constitute  a  Special
                         Buyout Event under this clause (d) if it
                         is    caused   by   the   negligent   or
                         intentional  act, error or  omission  of
                         BKPC  or  any contractor or supplier  of
                         BKPC,  or by BKPC's or such contractor's
                         or   supplier's  negligent  failure   to
                         comply with any material procedural or substantive law, rule regulation, order or ordinance or by any material breach or default by BKPC of this Agreement or the Power Purchase Agreement;

                         (d)  to  the extent not included in  the
                         description    of    acts,    omissions,
                         circumstances or occurrences  set  forth
                         in  clauses (a) through (d),  any  other
                         requirement, act or omission to  act  on
                         the  part  of  HMGN; provided,  however,
                         that   no  such  requirement,   act   or
                         omission  shall  constitute  a   Special
                         Buyout Event under this clause (e) if it
                         is  applied by HMGN under  Nepalese  law
                         as  a  consequence of the  negligent  or
                         intentional  act, error or  omission  of
                         BKPC  or  any contractor or supplier  of
                         BKPC,  or by BKPC's or such contractor's
                         or   supplier's  negligent  failure   to
                         comply   with  any  material  procedural
                         negligent failure to comply with any material procedural or substantive law, rule, regulation, order or ordinance or by any material breach or default by BKPC of this Agreement or the Power Purchase Agreement;

                         (f)  to the extent resulting from any of
                         the  acts,  omissions, circumstances  or
                         occurrences  described  in  clauses  (a)
                         through   (e),  any  unavailability   or
                         interruption of the supply  of  services
                         and/or labor and materials necessary for
                         the    construction,    operation     or
                         maintenance of the Project; and

                         (g)  to the extent resulting from any of
                         the acts, omissions, circumstances or occurrences described in clauses (a) through (e), transportation delays or accidents;

                    provided, further, that none of the events described in clauses (a) through (g), inclusive, of this definition shall constitute a Special Buyout Event unless:

                         (i)  such event is beyond the reasonable
                         control of BKPC or any contractor or supplier of BKPC affected by such event;
                         and

                         (ii)  BKPC  gives  HMGN  written  notice
                         describing  the  particulars   of   such
                         event.

"Taxes" shall mean any tax, charge, impost, tariff, duty or fee of any kind charged, imposed or levied, directly or indirectly, by any Governmental Authority in Nepal applicable to BKPC or the Project, including any such corporate income tax, value added tax, sales tax, stamp tax, import duty, withholding tax (whether on dividends, interest payments, fees, equipment rentals or otherwise), tax on foreign currency loans or foreign exchange transactions, excise tax, property tax, registration fee or license, water tax or environmental tax.

"Unit"              shall  mean  any of the approximately  18,000
                    kilowatts   (nominal  net)  turbine-generator
                    electricity   generating  units  incorporated
                    into the Project.

"Unit Capacity"     shall  mean,  as to any Unit for any  period,
                    18,000 kilowatts or such other amount of net electrical generating capacity of such Unit, as demonstrated by the performance tests conducted under Schedule 8 to the Power
                    Purchase Agreement for such Unit.

"Unit Delivery
Date" shall mean, for each Unit, the date declared by BKPC to be the date on which such Unit is available for commercial operation at the Unit Capacity thereof, as such date is specified in a written notice given at least fifteen (15) Days in advance by BKPC to NEA; provided, however, that the first Unit Delivery Date shall not occur prior to 16 Bhadra 2056 (1 September 1999).

SECTION 1.     INTRODUCTION

     1.1  Purpose of this Agreement

      The purpose of this Agreement is to define the relationship between HMGN and BKPC concerning the guidelines, incentives and guarantees affecting the construction and operation of the Project.

     1.2  Project Description

      The Project is a "run of the river" hydroelectric power generation plant designed for an installed generating capacity of approximately 36,000 kilowatts and an annual average production of approximately 246 million kilowatt-hours of electrical energy including approximately 25 kilometers of 132 kilovolt transmission line, as more particularly described in Schedule 1 to the Power Purchase Agreement. The Project is located in the Sindhupalchok District of Nepal on the Bhote Koshi River, a tributary to the Sun Koshi River, about 110 kilometers due northeast of Kathmandu. BKPC agrees to finance the Project with a combination of equity to be subscribed by the Shareholders and debt to be provided by the Lenders.

SECTION 2.     CONDITION PRECEDENT

      The parties to this Agreement shall not be bound by the provisions of this Agreement (except for HMGN's obligation to issue the Project License under Section 3.1 hereof upon receipt of a completed application from BKPC under, and in accordance with, the Electricity Act, 2049, and the Electricity Rules, 2050) until the date on which the Project License has been issued by HMGN; provided, however, that BKPC shall apply for the Project License within thirty (30) days of the date on which this Agreement is signed by HMGN and BKPC.

SECTION 3.     OBLIGATIONS OF HMGN

     3.1  Project License for the Project

      HMGN shall issue a Project License to BKPC for the construction, operation and transfer of the Project in accordance with the specific provisions and authorizations set forth under the Electricity Act, 2049, and the Electricity Rules, 2050. The Project License shall grant BKPC the exclusive rights to develop the Project located at the Bhote Koshi River and, for forty (40) years from the date of the Project License, to own and operate the Project inclusive of all fixtures, fittings, machinery and equipment located at the plant and the transmission line relating thereto or used in connection with the generation of energy and to sell the electricity generated by the Project. The Project License shall give BKPC the right of the uninterrupted flow of the water of the Bhote Koshi River to the Project. HMGN shall not issue any other permits for use of the water in the catchment area that will impair the flow in any way, as specified in the Project License.

     3.2  Land, Structures, Buildings, Utilities, Water and Roads

          3.2.1     Land, Structures, Buildings and Utilities

      If so requested, HMGN shall make available all necessary land, structures, buildings and utilities owned by third parties to BKPC for the construction of the Project in accordance with
Section 33 of the Electricity Act, 2049. If the land is already owned by HMGN, the land shall be made available on lease pursuant to prevailing laws, with either a reasonable annual rent or such other rent as may be required by applicable law, for the period of the Project License for land needed for permanent use or for such shorter period as may be necessary for temporary use. HMGN hereby consents to any grant by BKPC to any Lender of a security interest in any or all of BKPC's right, title and interest in and to any real property located within Nepal in connection with the Project (including, but not limited to, BKPC's rights under any lease with HMGN) and the exercise by such Lender of BKPC's rights in respect thereof, provided that the rights thereby granted to such Lender in connection with any lease with HMGN shall be no more extensive than the rights of BKPC in connection therewith. HMGN shall make available to BKPC forest land transferred as community forest pursuant to the Forest Rules, 2051 and as agreed and approved by the community group.

          3.2.2     Land and Water Owned by HMGN

      In respect of land and water owned by HMGN, HMGN shall provide to BKPC, its employees, contractors, subcontractors and advisors access to forest land, river beds, river banks and water in order to build and to use all necessary structures and, during the construction period, to open quarries, take out or deposit stone, sand and earth thereon, free and clear of all other persons' rights, and without adversely affecting the environment and by paying revenues with respect to forest land to HMGN pursuant to Forest Act, 2049 and Forest Rules, 2051. HMGN shall provide such access for the construction of buildings and other structures, roads, ropeways, rail lines and transmission lines, the opening of tunnel adits and dumping of spoil from tunnels, the laying of pipelines to take water from springs, and the performance of any other activity necessary for the construction, operation and maintenance of the Project and the generation of energy from the Project.

      HMGN shall assist BKPC in discussions with local bodies regarding payment of royalties and compensation by BKPC to such local bodies for all rights granted to BKPC under this Section
3.2.2. in order to obtain a reasonable overall arrangement, taking into account the legitimate need for income for local administration, while avoiding unnecessary complications in connection with transport and construction activities.

      BKPC agrees that HMGN shall deal exclusively with BKPC in making arrangements for providing all rights granted under this
Section 3.2.2 to BKPC's employees, contractors, subcontractors and advisors. BKPC shall assume liability for any damage or injury to persons or property caused by BKPC's employees, contractors, subcontractors and advisors in the exercise of the rights granted under this Section 3.2.2 (excluding, however, any indirect or consequential damages). In addition, BKPC, its employees, contractors, subcontractors and advisors shall, in the exercise of the rights provided under this Section 3.2.2, comply with the environmental, occupational, health and safety requirements detailed in the National Environmental Impact Assessment Guidelines, 2050, and all other applicable environmental laws and regulations.

          3.2.3     Use of Existing Roads

       HMGN   shall   allow  BKPC,  its  employees,  contractors,
subcontractors and advisors the use of existing roads for necessary transport in connection with the construction and operation of the Project, including the right to modify, improve and strengthen roads and bridges, temporarily or permanently, as may be necessary for transport of heavy equipment. However, this use of roads shall not cause any cost to HMGN. BKPC shall repair or cause to be repaired any damage to existing roads or bridges caused by BKPC's used in such a manner as to ensure that any such damaged roads or bridges are returned to substantially the same condition they were in immediately prior to such damage. BKPC shall use reasonable efforts to minimize the obstruction of traffic during any modification, improvement or strengthening, or any repair, contemplated by this Section 3.2.3.

          3.2.4     Construction of Roads

       HMGN shall allow BKPC, its employees contractors, subcontractors and advisors to construct temporary and permanent roads, tracks, bridges and ropeways as required to bring in heavy construction and power equipment. Such facilities shall be constructed, and such temporary facilities shall be dismantled and disposed of, by BKPC in accordance with Section 24 of the Electricity Act, 2049, the environmental conditions provided in the Project License and all other applicable environmental laws and regulations.

      BKPC shall be required to obtain prior permission of HMGN for construction of any such road or other construction works inside the forest area. BKPC shall bear all of the cost of and expenses required for removal of any tree and/or forest products associated with such construction.

     3.3  Taxes and Fees

          3.3.1     Income Tax

      In accordance with Section 12 of the Electricity Act, 2049, BKPC shall be exempted from payment of income tax for a period of fifteen (15) years, commencing at first Unit Delivery Date. After such fifteen (15) year period BKPC's income tax shall be ten (10) percentage points less than the corporate income tax HMGN imposes on other Nepalese public limited companies pursuant to the prevailing law, e.g., if the rate of corporate income tax in the prevailing law is thirty percent (30%), BKPC shall be taxed at twenty percent (20%).

      If BKPC invests any capital in the Project in order to diversify the Project, or to expand its established capacity by twenty-five percent (25%) or more, or to modernize the technology, or to develop a subsidiary industry, then fifty percent (50%) of the amount so invested in the new additional fixed asset may be deducted from taxable income. Such a deduction may be taken at one time or may be spread over a three (3) year period. BKPC shall notify HMGN of its intent to develop such projects, providing a description of intended work the starting date of the estimated completion date. Once the work has been completed, BKPC shall notify HMGN as to the completion and the final cost of the work. Nothing contained in this Section 3.3.1 shall be construed as approval for work that would otherwise go governed by existing laws, rules and regulations of HMGN.

          3.3.2     Tax Exemption for Bonds

      Following conversion to public limited liability company, BKPC may issue power bonds to the public in Nepal for financing or refinancing all or any portion of the construction cost of the Project. If BKPC issues such power bonds in accordance with applicable Laws, HMGN shall grant an income tax exemption for interest income from such power bonds to the holders of such power bonds.

          3.3.3     Local Taxes

      HMGN shall assist BKPC in discussions with local bodies regarding local taxes, octroi and tolls to be paid by BKPC for goods brought in by BKPC for the Project in order to obtain a reasonable overall arrangement, taking into account the legitimate need for income for local administration, while avoiding unnecessary complications in connection with transport and construction activities.

          3.3.4     Local Taxes

      HMGN shall grant an exemption from any loan document registration fees which might otherwise be imposed on or incurred by BKPC in connection with the financing provided by the Foreign Lenders (including registration fees imposed in connection with any loan or mortgage documents for the Project). HMGN shall permit BKPC to mortgage its assets or pledge its shares to the Lenders for the purpose of financing or refinancing of the Project.

     3.4  Foreign Exchange

          3.4.1     Foreign Exchange and Repatriation

      HMGN hereby agrees to ensure the prompt availability of or to promptly provide all necessary Foreign Exchange at prevailing market rates of exchange, and to ensure full and unencumbered repatriation rights, with respect to any and all amounts paid by NEA, or paid in respect of NEA's obligations, under the Power Purchase Agreement, as BKPC may request from time to time for application to or in respect of.

          (a) any loan payments and debt service to or for the benefit of Foreign Lenders (including, without limitation, all principal, interest, default interest, fees, costs and expenses, and proceeds payable to the Foreign Lenders by virtue of any guarantee or other security or by way of enforcement of rights on assets of any person);

          (b) any dividends and other forms of return on equity and return of equity to or for the benefit of Foreign Shareholders (including, without limitation, proceeds received upon sale of shares, dissolution or liquidation); and

          (c) any indemnity claims, damages, losses, costs, expenses (including, without limitation, for spare parts, services, insurance, supplies and other operations and maintenance costs payable in Foreign Exchange) or obligations of BKPC to fund reserve, holding or trust accounts or any other amounts required under the Financing Documents which are not denominated in Rupees; provided, however, that BKPC shall retain the amounts and HMGN shall not be required to make
          Foreign Exchange available for such amounts to BKPC under this Section 3.4.1 for the payment of:

                    (i)    any  local operations and  maintenance
                costs including spare parts, services, insurance and supplies,

                     (ii)   any  taxes,  octroi  and  tolls  then
                payable  in  accordance with Sections  3.3.1  and
                3.3.3 hereof,

                    (iii)  any  customs, duties, taxes  and  fees
                then  payable in accordance with Sections  3.5.6,
                3.5.7 and 3.5.8 hereof,

                     (iv)    any   royalties  then   payable   in
                accordance with Section 4.3 hereof and royalties and compensation then payable in accordance with
                Section 3.2.2 hereof,

                    (v)    any  payments then payable  under  any
                lease  by HMGN of land pursuant to Section  3.2.1
                hereof,

                    (vi) any loan payments and debt service to or for the benefit of Nepalese Lenders with respect to Rupees loans (including, without limitation, all principal, interest, default interest, fees, costs and expenses and proceeds payable to such Nepalese Lenders),

                    (vii) any  dividends  and  other  forms  of
                return on equity and return of equity to or for the benefit of Nepalese Shareholders (including, without limitation, proceeds received upon sale of shares, dissolution or liquidation), and

                   (viii) any  indemnity claims, damages,  losses
                or other liabilities or obligations of BKPC denominated in Rupees.

     If necessary HMGN and BKPC shall develop (and modify from time to time, as necessary) procedures for implementing BKPC's and the Foreign Shareholders' respective rights under this Section 3.4.1. HMGN hereby approves the mechanism for denominating payments under the Power Purchase Agreement in Dollars and Rupees in the same proportion as the financing arranged by BKPC for the Project in Dollars and Rupees. In furtherance of the provisions of this Section 3.4.1, HMGN hereby agrees to permit BKPC, in connection with the financing of the Project, to maintain Foreign Exchange bank accounts inside and outside Nepal and to remit Foreign Exchange for deposit into such bank accounts. BKPC shall make available to HMGN all documentation related to the maintenance of such bank accounts.

          3.4.2     Foreign Shareholders as Beneficiaries.

      HMGN hereby agrees that the provisions of Section 3.4.1 hereof are intended to benefit the Foreign Shareholders and, in that connection, HMGN further agrees that the provisions of
Section 3.4.1 hereof may be enforced directly by any Foreign Shareholder in its individual capacity.

     3.5  "One Window" System

      BKPC shall in all matters concerning its involvement with the Project and the administration of this Agreement report to and receive assistance from EDC.

          3.5.1     Local Permits

      HMGN shall, if requested to do so, provide assistance to BKPC in its discussions with local bodies regarding the obtaining of any licenses, permits or approvals to be issued by such local bodies with respect to the construction and operation of the Project. This shall include, without limitation, all licenses, permits and approvals necessary for cutting of trees, making timber available locally from those trees cut, building of roads, power lines, ropeways, tunnel adits and dumps for depositing spoil from tunnels and construction of buildings, switching yards and other facilities. HMGN shall cause such necessary licenses, permits and approvals to be timely issued in accordance with the progress plans for the Project.

          3.5.2     Communications

      HMGN shall in accordance with the prevailing laws and regulations issue promptly necessary permits to BKPC to import, install and use suitable radio communication systems, including satellite communication equipment and "walkie-talkies," during the construction phase as well as later during regular operations, as required to maintain contact internally within the Project, as well as externally to existing and future systems. Any system connecting with either the national telecommunications system or directly with any international system shall be subject to approval/license from the Ministry of Communications/Nepal Telecommunication Corporation, which EDC shall assist BKPC in obtaining.

          3.5.3     Diesel Fuel

     In the event of shortage in the supply of diesel fuel during construction of the Project, HMGN shall make best efforts for the supply of diesel fuel during construction of the Project on a priority basis.

          3.5.4     Explosives

      EDC shall assist BKPC in making the necessary arrangements under the prevailing laws and regulations to obtain permission to import, transport, store and use such explosives as are required for the construction work and to prepare blasting slurry at site.

          3.5.5     Security

       Upon   request  from  BKPC,  HMGN  shall  make   necessary
arrangements for security during the construction period as specified in Section 31 of the Electricity Act, 2049.

          3.5.6     Import of Equipment, Etc.

      HMGN shall cause the relevant governmental authority to issue al necessary import licenses for the Project in accordance with the Electricity Act, 2049, and shall assess a customs duty on the import of construction equipment (including automobiles and office equipment required for the development and construction of the Project), machinery, tools and spare parts, and shall assess no import license fee or sales tax thereon, all as provided in Section 12 (7) thereof, provided, however, that if this Agreement is terminated pursuant to Section 19.2 hereof, BKPC shall export such equipment (including automobiles and office equipment required for the development and construction of the Project), machinery, tools and spare parts within three (3) months after the effective date of such termination. BKPC shall pay all customs, duties and taxes, due under applicable law if such equipment (including automobiles and office equipment required for the development and construction of the Project), machinery, tools and spare parts are not exported within such three (3) month period. Equipment (including automobiles and office equipment required for the development and construction of the Project), machinery, tools, spare parts and materials required for the Project may be imported in the name of the Upper Bhote Koshi Hydroelectric Project, BKPC, c/o EDC, MOWR, HMGN. BKPC shall submit a list of equipment (including automobiles and office equipment required for the development and construction of the Project), machinery, tools and spare parts required for the Project, to EDC for approval. The automobiles and office equipment imported under this Section 3.5.6 shall not be used for any other purpose other than in connection with the Project. BKPC shall pay all customs, duties and taxes due under applicable law in case of selling off, auctioning or any other kind of disposal of any such automobiles and office equipment.

          3.5.7     Temporary Import of Equipment

       Equipment and machinery temporarily required for the construction of the Project may be imported without payment of any customs duty, sales tax or import license fee, provided such equipment and machinery is declared as temporarily imported at the time of import and exported within (3) months after (a) the Commercial Operation Date or (b) if this Agreement is terminated in accordance with Section 19.2 hereof, the effective date of such termination. BKPC shall pay all customs, duties and taxes, due under applicable law if such equipment and machinery is not exported within such three (3) month period. BKPC shall provide a list of an estimate of such equipment and machinery to EDC at least one (1) month in advance of import.

          3.5.8     Visas, Etc.

      HMGN shall cause appropriate visas and work permits to be issued In accordance with the corresponding rules and regulations in due time for expatriate personnel and their families whom BKPC considers are needed in Nepal in connection with the Project. BKPC shall furnish EDC with a list giving a description of and approximate number of posts which are expected to be filled by expatriate personnel.

     3.6  BKPC Transmission Line

      If HMGN, pursuant to Section 20 of the Electricity Act, 2049, specifies that a transmission line built and owned by BKPC shall be a national transmission line, then HMGN or its duly appointed authority shall enter into a separate agreement with BKPC with respect to use of such transmission line on mutually agreeable terms arid conditions at the time of such action, provided that BKPC shall have priority use of such transmission line.

     3.7  Sales and Export Rights

      HMGN hereby agrees that BKPC shall be entitled to sell to persons other than NEA within Nepal any electricity not required to be purchased by NEA under the Power Purchase Agreement in accordance with the Electricity Act, 2049, the Electricity Rules, 2050, and the Power Purchase Agreement. In case BKPC desires to export electricity outside of Nepal, such exports shall be made in accordance with the Electricity Act, 2049, and the Electricity Rules, 2050.

     3.8  Electricity Tariff Fixation Commission

      HMGN hereby agrees that the energy rates payable by NEA to BKPC under the Power Purchase Agreement are not subject to the approval of the Electricity Tariff Fixation Commission described in the Electricity Act, 2049.

     3.9  GLOF Early Warning System

      BKPC agrees to conduct a study, at its cost, of the potential effects to the Project of a glacier lake outburst flood (a "GLOF"). Upon completion of any such study, if BKPC or its Lenders determine that the installation of an early warning system in respect of a GLOF is required, HMGN and BKPC shall meet to discuss the manner in which such a system is to be established, and the role and cost-sharing burdens to be undertaken by each, and shall cooperate In the establishment of such a system.

     3.10 Further Assurances

      In furtherance of its obligations hereunder, HMGN hereby agrees that on or prior to the Date of Financial Closing if any Lender so requests, HMGN shall provide to such Lender an opinion of HMGN's legal counsel regarding the validity of this Agreement and other documents required by the Lender in connection with an assignment described In Section 13.1 hereof.

SECTION 4. OBLIGATIONS OF BKPC

     4.1  Ownership and Operation

      Subject to the terms and conditions of the Power Purchase Agreement, the Project shall be built, owned, operated and transferred by BKPC in accordance with the Project License. The Memorandum of Association and the Articles of Association for BKPC, as they exist as of the date of signing of this Agreement, are attached to this Agreement as Schedule 2 and Schedule 3, respectively. HMGN hereby acknowledges and agrees that each of BKPC's Memorandum of Association and Articles of Association may be amended or altered in accordance with prevailing laws from time to time. However, any such amendments or alterations shall not have any detrimental effect on the ability of BKPC to perforce its obligations under this Agreement, the Power Purchase Agreement or the Project License. BKPC shall furnish EDC with copies of any amendments or alterations to BKPC's Memorandum of Association and/or Articles of Association.

     4.2  Environmental Compliance

     BKPC agrees to take all feasible measures to ensure that the Project is carried out with due regard to ecological, environmental and social factors. BKPC shall comply with, and promptly rectify, any noncompliance with the environmental, occupational, health and safety requirements detailed In the National Environmental Impact Assessment Guidelines, 2050, and all other applicable environmental laws and regulations.

     4.3 Royalty

      BKPC shall pay royalty to HMGN as specified by the Electricity Act, 2049, and the Electricity Rules, 2050. The procedure for payment shall be as follows:

(a) Royalty to be paid against the installed capacity shall be paid annually in advance, irrespective of energy generation. The first such annual payment shall be paid within fifteen
     (15) Days of the first Unit Delivery Date and shall thereafter continue to be paid annually on the same date.

(b) Royalty to be paid on energy generated (less the quantity of energy used for the operation of the Project) shall be paid three (3) times a year, in arrears on 15th Kartik (end October), 15th Falgun (end February) and 15th Ashad (end
     June) each fiscal year.

     4.4 Local Labor and Resources

      BKPC agrees pursuant to the Labor Act, 2049, and the Labor Regulations, 2050, (a) to utilize, as much as possible and to the extent qualified, the available local skills and labor crafts and resources for the construction of the Project, (b) later, for the commercial operation and maintenance of the Project, to maximize the use of local labor and resources to provide direct benefit to the local population, and (c) to use best efforts to utilize, as much as possible and to the extent qualified, the available local consultants, professionals and contractors in connection with the construction, operation and maintenance of the Project.

     4.5  Technology Transfer and Training

     During construction and operation of the Project, BKPC shall effect the transfer of technology referred to in Sermon 4 of the Hydropower Development Policy, 2049 by systematic training of BKPC's local personnel and by introduction of modern management methods in accordance with prudent utility practice in order that BKPC may build their technical and managerial competence and establish a system for total quality management in hydropower design, construction and operation. BKPC shall employ Nepalese citizens, men and women, when qualified and to the extent possible, to carry out the transfer of technology through job-related training of employees and shall require the same of their contractors. HMGN hereby acknowledges that the performance by BKPC of this Section 4.5 shall satisfy the requirements for the transfer of technology applicable to licensees under Section 4 of the Hydropower Development Policy, 2049.

     4.6  Insurance

      During the construction of the Project, BKPC shall maintain appropriate levels of insurance as required for construction projects of this nature, having due regard for local conditions which may affect the cost and availability of such insurance. If BKPC shall not have insured the Project pursuant to this Section 4.6, BKPC shall assume full liability for any failure to so insure BKPC shall also require its contractors to provide proof of required insurance. It shall be the sole responsibility of BKPC to monitor and control the insurance program of the Project. BKPC shall be responsible for insuring the completed Project against such risks that could, in the opinion of BKPC, jeopardize the continued financial viability of the Project. BKPC shall provide HMGN with copies of all policies (or certificates of policies) of insurance maintained under this Section 4.6, and BKPC shall instruct its insurers to provide notice to HMGN of any material adverse change in the coverage under such policies or any cancellation of coverage.

     4.7  Quality and Maintenance

      BKPC shall ensure that the construction of the Project will be completed using generally accepted international engineering and construction practices. BKPC confirms that all equipment and machinery installed as part of the Project shall be new. For so long as the Project License remains in effect, BKPC agrees to operate the Project in accordance with internationally accepted hydropower electric utility practices, giving due regard to the age and location of the Project, and at all times to maintain the Project so as to ensure that the Project operates to such standards.

     4.8  Reporting

      BKPC shall submit annual reports to HMGN concerning its production and operation in accordance with the Electricity Rules, 2050. During the construction period, BKPC shall file a progress report to HMGN in accordance with the Electricity Rules, 2050.

     4.9  Development of Project

      BKPC agrees to complete the development of the Project in accordance with the requirements of this Agreement and the Power
Purchase Agreement.

      BKPC shall obtain all necessary approvals pursuant to the Industrial Enterprises Act, 2049 and the Foreign Investment and
Technology Transfer Act, 2049 and comply with any requirements thereof for the development of the Project.

     4.10 Transfer of Project License and Project

      At the end of the twenty-five (25) year term of the Power Purchase Agreement, BKPC shall arrange for the transfer of the Project License to the joint venture entity formed by BKPC and NEA to own and operate the Project as agreed by BKPC and NEA in the Power Purchase Agreement, in accordance with the Electricity Act, 2049 and the Electricity Rules, 2050. At the end of the forty (40) year validity period of the Project License, BKPC shall cause such joint venture entity to transfer the Project free of charge and in good running condition, to HMGN.

     SECTION 5.     GUARANTEE

      HMGN hereby unconditionally and irrevocably guarantees that NEA shall timely pay when due all amounts payable by NEA under the Power Purchase Agreement, strictly in accordance with the terms of the Power Purchase Agreement. BKPC agrees to provide HMGN with a copy of each notice given by BKPC under the Power Purchase Agreement of any nonpayment by NEA thereunder. BKPC may claim under this Section 5 by making demand on HMGN after:

     (a)  NEA  has failed to pay its obligations under the  Power
          Purchase Agreement;
     (b) BKPC has given prompt notice to HMGN of such failure to pay; and
     (c) only for so long as NEA maintains a letter of credit or other financial security as required by, and on the terms of the Power Purchase Agreement, seventy-two (72) hours have passed since BKPC has not received full satisfaction of the unpaid amount by drawing under (in accordance with its terms) such letter of credit or other financial security maintained by NEA under the Power Purchase Agreement.

      For purposes of this Section 5, any failure NEA to make a payment under the Power Purchase Agreement shall itself constitute proof of NEA's failure to honor its payment obligation under the Power Purchase Agreement to make such payment. Except to the extent any such claim is paid by NEA In accordance with the Power Purchase Agreement, HMGN shall make payment to BKPC for any such claim made by BKPC in accordance with this Section 5 within thirty (30) Days of the date on which BKPC shall have made such claim. HMGN agrees that it will not assert any defense available to it under law as a guarantor or surety.

SECTION 6. BUYOUT BY HMGN IN THE EVENT OF SPECIAL BUYOUT EVENTS

     6.l  Buyout Mechanism

      In the event that, prior to the Maturity Date, a Special Buyout Event shall have occurred and be continuing, BKPC may, at its option, delivery notice thereof to HMGN and HMGN shall have a period of thirty (30) Days from the date of such notice to remedy such Special Buyout Event. If HMGN has not remedied such Special Buyout Event within such thirty (30) Day period and such Special Buyout Event continues for a period of one hundred twenty (120) Days from the end of such thirty Day period, BKPC shall promptly deliver to HMGN a written notice (the "Purchase Notice") requesting HMGN to purchase from BKPC all of BKPC's right, title and interest in and to the Project in accordance with this
Section 6, whereupon HMGN shall so purchase the Project on or prior to the date (the "Purchase Date") which is the earlier of
(a) the date on which NEA shall have failed to pay any amount under Article 8 of the Power Purchase Agreement or any other material amount, in either case, which then remains unpaid by NEA (or HMGN pursuant to Section 5 hereof) or (b) two hundred forty-five (245) Days from the date HMGN shall have received the Purchase Notice. During the period from HMGN's receipt of notice of a Special Buyout Event until the date of the Purchase Notice, BKPC and HMGN shall meet and consult in good faith in an attempt to determine what actions HMGN, BKPC or any contractor or supplier of BKPC affected by such Special Buyout Event may take to eliminate or remedy such Special Buyout Event, and HMGN, BKPC or such contractor or supplier shall use reasonable efforts to remedy or eliminate such Special Buyout Event in the manner agreed; provided, that any failure to remedy or eliminate such Special Buyout Event after BKPC or such contractor or supplier shall have used reasonable efforts, or any refusal by HMGN to meet and consult, shall not affect BKPC's right to exercise its rights pursuant to this Section 6. HMGN shall not be obligated to purchase the Project if the Special Buyout Event has been remedied prior to the Purchase Date. BKPC may, with the prior written consent of HMGN, revoke the Purchase Notice at any time prior to the Purchase Date.

     6.2  Buyout Purchase Price

      The purchase price for the Project payable by HMGN pursuant to this Section 6 (the "Purchase Price") shall be an amount equal to:

     (a) during the period prior to the Commercial Operate Date, the sum of (i) the aggregate of all costs and expenses incurred by BKPC, and all amounts payable by BKPC, in developing, financing, constructing and commissioning the Project prior to the Purchase Date, including, without duplication, all amounts outstanding under the Financing Documents (other than amounts which have been disbursed but no applied to costs of the Project) as set forth in financial statements audited by an international accounting firm mutually acceptable to BKPC and HMGN, plus (ii) any amounts payable by BKPC as a result of early termination of the Construction Contracts due to such Special Buyout Event, plus (iii) ten percent (10%) of the sum of clauses (i) and (ii) of this Section 6.2(a) (provided that, after the date of the Purchase Notice, BKPC shall not obligate itself to any additional costs and expenses without the prior written approval of HMGN, which shall not be unreasonably withheld); provided, however, that if the Purchase Notice was delivered following the occurrence of a Special Buyout Event specified in clause (a) or
          (b) of the definition of "Special Buyout Event" resulting from BKPC's intentional or grossly negligent failure to comply with any law of Nepal of general application of a kind which governments normally enact in the public interest for the purpose of protecting national security, then, in such case, the Purchase Price shall be the sum of the aggregate of all amounts owing by BKPC to the Lenders under the Financing Documents, plus the aggregate amount of any equity invested by any multilateral institution if any such institution is a Shareholder as of the Purchase Date;

     (b) thereafter, the sum of (i) the aggregate of all costs and expenses incurred by BKPC, and all amounts payable by BKPC, in developing, financing, constructing and commissioning the Project as of the Commercial Operation Date, including, without duplication, all amounts outstanding under the Financing Documents (other than amounts which have been disbursed but not applied to costs of the Project) as set forth in financial statements audited by an international accounting firm mutually acceptable to BKPC and HMGN, plus (ii) thirty percent (30%) of such amount. The Purchase Price calculated pursuant to this Section 6.2(b) shall be increased or decreased each year (as the case may be) in the same manner as the Energy Factor is increased or decreased in accordance with
          Schedule  4 to the Power Purchase Agreement;  provided,
          however, that if the Purchase Notice was delivered following the occurrence of a Special Buyout Event specified in clause (a) or (b) of the definition "Special Buyout Event" resulting from BKPC's intentional or grossly negligent failure to comply with any law of Nepal of general application of a kind which governments normally enact in the public interest for the purpose of protecting national security, then, in such case, the Purchase Price shall be the sum of the aggregate of all amounts owing by BKPC to the Lenders under the Financing Documents, plus the aggregate amount of any equity invested by any multilateral institution if any such institution is a Shareholder as of the Purchase Date; and

     (c) plus, in the case of either (a) or (b) above, a gross up for the effect of Taxes on such purchase transaction so that the amount received by BKPC after payment of such Taxes shall equal the amount that would have been received had no such Taxes been payable.

     6.3  MIGA Insurance

      BKPC shall use its best efforts to cause any Foreign Shareholders that shall (at their option) have entered into a contract of guarantee for their respective equity investments with the Multilateral Investment Guarantee Agency ("MIGA") to file a claim with MIGA with respect to any Special Buyout Event (if it falls within the scope of MIGA's guarantee) within sixty
(60) Days following the occurrence of such Special Buyout Event in accordance with the claims procedures set forth in MIGA's General Conditions of Guarantee of Equity Investments and to
provide notice of such claim to HMGN (provided that any failure to provide such notice shall not relieve HMGN from its obligations under this Section 6). The Purchase Price shall be reduced by any amounts received by any Foreign Shareholder from MIGA pursuant to a contract of guarantee between such Foreign Shareholder and MIGA; provided, however, that in no event shall the Purchase Price be reduced hereunder to an amount less than the sum of (i) the aggregate of all amounts owing by BKPC to the Lenders under the Financing Documents plus (ii) the aggregate amount of any equity invested by any multilateral institutions if such institutions are Shareholders as of the Purchase Date. In the event that any Foreign Shareholder receives any amount from MIGA in relation to the Project after the date on which the Purchase Price is fully and finally paid, such Foreign Shareholder shall forthwith pay to HMGN an amount equal to all such proceeds.

     6.4  Payment Mechanism; Transfer of Title

     (a) The Purchase Price shall be payable by HMGN in Dollars in immediately available funds on the Purchase Date and HMGN hereby agrees to ensure the prompt availability of or to promptly provide all necessary Dollars, and to ensure full and unencumbered repatriation rights, with respect to the Purchase Price; provided, however, that such portion of the Purchase Price that BKPC specifies to HMGN as comprising (i) a return of equity, or return on equity, to Shareholders that are not Foreign Shareholders or (ii) repayment of principal or accrued interest on loans denominated in Rupees and made to BKPC by Lenders that are not Foreign Lenders shall be paid, on the date that the Purchase Price is paid, in Rupees rather than Dollars in an amount equal to the Rupee equivalent of the Dollar amount of such portion, calculated at the prevailing market rate of exchange on such date, and such portion shall be paid by HMGN in Rupees rather than Dollars.

     (b) Upon payment of the Purchase Price by HMGN, BKPC shall transfer to HMGN title to the Project and shall assign and delegate to HMGN its rights and obligations under the Power Purchase Agreement (other than its rights in respect of the period prior to the date of such assignment and its rights under any payment provisions or indemnities in respect of such period or which have accrued prior to the date of such assignment), free and clear of all encumbrances created under the Financing Documents, and thereafter BKPC and HMGN agree that all leases between BKPC and HMGN that relate to the Project shall be terminated, whereupon (i) BKPC shall be released from all covenants and obligations hereunder and (ii) HMGN shall be released from all covenants and obligations hereunder, except for its obligations under Sections 3.3, 3.4, 5 and 16 hereof and this Section 6, all of which covenants and obligations shall remain in full force and effect until such time as BKPC, the
          Lenders  and  the  Shareholders  have  been  fully  and
          finally paid all amounts payable under the Power Purchase Agreement and this Agreement. The parties agree to execute such bills of sale and other transfer documents as shall be necessary to give effect to HMGN's purchase of the Project pursuant to this Section 6; provided, that all costs and expenses incurred by either party in consummating the transactions contemplated by this Section 6 shall be for the account of HMGN.

SECTION 7.     REPRESENTATIONS AND WARRANTIES

     (a)  HMGN hereby represents and warrants to BKPC that:

          (i) HMGN has the power to execute, deliver and perform fully all its obligations and liabilities under this Agreement, the Project License and each other consent, permit, approval, document and instrument (each a "document" and collectively the "documents") issued or executed by HMGN in connection herewith, and the execution, delivery and performance by it of this Agreement, the Project License and such other documents have been authorized by all necessary action;

          (ii) the execution, delivery and performance by HMGN of this Agreement, the Project License and the other documents will not violate any order, provision of any existing law or regulation or order or decree of any court, governmental authority, bureau, or agency or of any contract, undertaking or agreement to which HMGN is a party or binding on HMGN, and will not result in the imposition or creation of any lien, charge or encumbrance on any part thereof; and

          (iii) each of this Agreement, the Project License and other such documents has been duly issued or executed and delivered on behalf of HMGN and constitutes a valid obligation of HMGN, legally binding upon it and enforceable in accordance with its terms.

     (b)  BKPC hereby represents and warrants to HMGN that:

          (i) BKPC has the power to perform fully its obligations under the Project License and to execute, deliver and perform fully all its obligations and liabilities under this Agreement, and each other consent, permit, approval document and instrument (each a "document" and collectively the "documents") issued or executed by BKPC in connection herewith, and the performance by it of its obligations under the Project License and the execution, delivery and performance by it of this Agreement and such other documents have been authorized by all necessary action;

          (ii) the execution, delivery and performance by BKPC of this Agreement, the Project License and the other documents will not violate any order, provision of any existing law or regulation or order or decree of any court, governmental authority, bureau or agency or of any contract, undertaking or agreement to which BKPC is a party or binding on BKPC, and will not result in the imposition or creation of any lien, charge or encumbrance on any part thereof;

          (iii) each of this Agreement, and such other documents has been duly issued or executed and delivered on behalf of BKPC and constitutes a valid obligation of BKPC, legally binding upon it and enforceable in accordance with its terms;

          (iv)  the   Project   License  will,   upon   issuance,
                constitute a valid obligation of BKPC, legally binding upon it and enforceable in accordance with its terms; and

          (v) its Shareholders, as of the date hereof, are Himal International Power Corporation Ltd., Nepal, RDC of Nepal, a Cayman Islands corporation and subsidiary of Harza Engineering Company International L.P., a Delaware (U.S.A.) limited partnership, and Panda of Nepal, a Cayman Islands corporation and subsidiary of Panda Energy International, Inc., a Texas (U.S.A.) corporation.

     (c) Each party hereto (the "First Party") hereby represents to each other party hereto that no written information supplied by or on behalf of the First Party to such other party relating to the Project or to any of the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statement contained therein not misleading.

SECTION 8.     INFORMATION

      The parties shall at all times forthwith provide to each other such information as each party has available and as is necessary or useful to enable each party to perform its obligations under this Agreement. Each of the parties may use or disclose such information to a third party to the extent necessary for the performance of, and control of, the financing, construction and operation of the Project, subject to prior consent from the other party or to the extent otherwise required by law or order of a court.

SECTION 9.     VALIDITY AND TERMINATION

     (a) This Agreement shall come into force on the date hereof and shall remain in full force and effect during the forty (40) year validity period of the Project License, except for:

          (i) Section 5 hereof, which shall terminate and cease to have any further force or effect on the date that is the earlier to occur of: (A) twenty (20) years from the Commercial Operation Date, if all obligations of HMGN thereunder have been fully discharged; and (B) termination of the Power Purchase Agreement, if all obligations of NEA thereunder have been fully discharged.

          (ii) Section 6 hereof, which shall terminate and cease to have any further force or effect on the date that is the earlier to occur of: (A) twelve (12) years from the Commercial Operation Date; (B) the day after the Maturity Date, if, in either case, all obligations of HMGN thereunder have been fully discharged.

     (b) If a Special Buyout Event shall have occurred and HMGN shall have purchased the Project pursuant to Section 6 hereof, then this Agreement shall terminate and cease to have any further force or effect on the date that HMGN shall have fully and finally paid all amounts payable hereunder by HMGN and NEA shall have fully and finally performed all of its obligations under the Power Purchase Agreements.

     (c) If either party shall have failed to perform any of its material obligations under this Agreement, then the nondefaulting party may terminate this Agreement by giving written notice of such breach and its intention to terminate this Agreement to the defaulting party, which termination shall be effective no earlier than ninety (90) Days following the date of such notice (unless the defaulting party shall have cured or remedied such failure to perform prior to such ninety (90 Day period, in which event this Agreement shall not be terminated), whereupon the nondefaulting party shall be excused and relieved of all obligations and liabilities under this Agreement, except for payment of amounts due before the effective date of such termination.

SECTION 10.    GOVERNING LAW

      The governing law for this Agreement is the law of the Kingdom of Nepal.

SECTION 11.    RESOLUTION OF DISPUTES

     11.1      Dispute Resolution by Mutual Agreement

      Each of HMGN and BKPC shall designate in writing to the other party a representative who shall be authorized to resolve any dispute arising under this Agreement in an equitable manner and, unless otherwise expressly provided herein, to exercise the authority of the parties hereto to make decisions by mutual agreement.

     (a) If the designated representatives are unable to resolve a dispute under this Agreement within thirty (30) Days of the commencement of discussions, such dispute shall be referred by each such representative to the respective senior officer designated by BKPC and the senior official designated by HMGN, as the case may be, to be resolved within sixty (60) Days of the commencement of discussions.

     (b) The parties hereto agree to attempt to resolve all disputes arising hereunder promptly, equitably and in a good-faith manner.

     (c) The parties further agree to provide each other with reasonable access during normal business hours to any and all records, information and data pertaining to any such dispute other than any confidential communication between any party and its legal advisor(s) or any such records, information or data which any party has agreed with any third party to keep confidential.

     11.2      Arbitration

     (a) In the event that any dispute is unable to be resoled between the parties pursuant to Section 11.1 hereof, then such dispute shall be settled exclusively and finally by arbitration. It is specifically understood and agreed that any dispute that cannot be resolved between the parties, including any matter relating to the interpretation of this Agreement, shall be submitted to arbitration irrespective of the magnitude thereof, the amount in dispute or whether such dispute would otherwise be considered justiciable or ripe for resolution by any court or arbitral tribunal. This Agreement and the rights and obligations of the parties shall remain in full force and effect pending the award in such arbitration proceeding, which award shall determine whether and when termination of this Agreement, if relevant, shall become effective.

     (b) Each arbitration shall be conducted in accordance with the Rules of Arbitration of the United Nations Commission on International Trade Law ('UNCITRAL") as in effect on the date of signing of this Agreement except as such Rules of arbitration conflict with the provisions of this Section 11.2, in which event the provisions of this Section 11.2 shall prevail.

     (c) Each arbitral tribunal shall consist of three (3) arbitrators. Each party shall appoint one arbitrator for each arbitration, and the third arbitrator shall be appointed by the court of arbitration of UNCITRAL. No arbitrator shall be a present employee or agent of, or consultant or counsel to, either party or any affiliate of either party.

     (d) Each arbitration shall e conducted in Kathmandu, Nepal, and the parties agree to exclude any right of application to any court or tribunal of competent jurisdiction in connection with any question of law arising in the course of any arbitration in connection with this Agreement.

     (e)  The  language  to be used in each arbitration  shall  e
          English, and all written documents to be provided in each arbitration shall be in English.

     (f) Any decision or award of an arbitral tribunal appointed pursuant to this Section 11.2 shall be final and binding upon the parties. Each of HMGN and BKPC waives, to the extent permitted by law, any rights to appeal or any review of such award by any court or tribunal of competent jurisdiction. Each of HMGN and BKPC agrees that a judgment upon any arbitration award may be entered into by any court of competent jurisdiction thereof.

     (g) All arbitration awards shall be denominated in the currency to which such dispute related, Dollars or Rupees. Interest on the amount to be paid in accordance with an arbitration award at a rate equal to ten percent (10%) per annum shall be due and payable to the prevailing party from the date on which the matter was first submitted to arbitration up to and including the date of payment.

SECTION 12.    NOTIFICATION

      Any notification to be made by one party to the other under this Agreement shall be validly made when delivered in writing by hand, by courier or by registered mail to the addresses of each party set forth on the signature page hereof, or such other address as either party shall notify to the other, with acknowledgment of receipt. The notification will be considered as effective at the date of acknowledgment of receipt.

SECTION 13.    ASSIGNMENT; ADDITIONAL FOREIGN SHAREHOLDERS

     13.1 Assignment

      BKPC may, for the purposes of arranging or rearranging financing for the Project assign or otherwise transfer all or any portion of its rights and benefits, but not its obligations, under this Agreement to any bank or other financial institution (whether domestic or international) providing financing for the
Project. In addition, each Foreign Shareholder may, for the purposes of arranging or rearranging financing for the Project, assign or otherwise transfer all or any portion of its rights and benefits, but not its obligations, under Section 3.4 hereof to any foreign equity investor in the Project. Any such bank or other financial institution or foreign equity investor shall thereupon become vested with all the benefits in respect thereof granted to BKPC herein or otherwise, provided that such assignment shall not increase HMGN's financial obligations. BKPC shall give written notice to HMGN of such assignment or assignments and HMGN shall acknowledge the same in writing. HMGN shall not assign this Agreement to any other person or entity.

     13.2 Additional Foreign Shareholders

      BKPC may, for the purposes of arranging or rearranging financing for the Project, issue shares to, or otherwise receive equity investments from, additional Foreign Shareholders providing financing for the Project and HMGN agrees that in connection therewith, any such additional Foreign Shareholders shall, after obtaining any required approvals under Section 3(1) of the Foreign Investment and Technology Transfer Act, 2049, be entitle to become parties to this Agreement on the same basis as the other Foreign Shareholders. BKPC shall give written notice to HMGN of any additional Foreign Shareholders who wish to become parties to this Agreement and HMGN shall acknowledge that same in writing. EDC shall assist BKPC for such additional Foreign Shareholders to become shareholders in BKPC.

SECTION 14.    GOOD FAITH

     (a) The parties undertake to act in good faith in relation to the performance and implementation of this Agreement and to take such other reasonable measures as may be necessary for the realization of its objectives.

     (b) The parties recognize that circumstances may arise which the provisions of this Agreement may not have foreseen in which event they undertake to consult each other promptly and in good faith in an effort to reach agreement as to what should be done.

     (c) The parties consider the terms of this Agreement to be fair at the date of this Agreement, but if during the term of this Agreement either party believes that this Agreement has become grossly unfair to that party, it shall notify the others and the parties shall use reasonable efforts to agree on such action as may be necessary to remove the cause or causes of the unfairness, but failure to agree shall not be submitted to the dispute resolution procedures set forth in
          Section 11 hereof.

SECTION 15.    AMENDMENTS

      No amendment or waiver of any provision of this Agreement, and no consent to any departure by HMGN or BKPC herefrom, shall in any event be effective unless the same shall be in writing and signed by each of HMGN AND BKPC.

SECTION 16.    IMMUNITY

       HMGN acknowledges and agrees that the activities contemplated by this Agreement are commercial in nature rather than governmental or public and, therefore, acknowledges and agrees that the right of immunity does not and will not arise with respect to such activities or in any legal action or proceeding arising out of or relating to this Agreement in respect of itself and its properties.

SECTION 17.    FINANCING DOCUMENTS

     BKPC shall provide to HMGN copies of each Financing Document signed by BKPC as soon as reasonably practicable following the date of signature of such Financing Document.

SECTION 18.    REFINANCING

      The consent of HMGN shall be required prior to any refinancing of all or a portion of the initial permanent debt financing for the Project. In the event of such a refinancing, BKPC agrees that the financial benefits that are obtained from such refinancing, shall be shared equally with HMGN in return for HMGN's consent to such refinancing. At the time of consent by HMGN to such a refinancing, the manners and procedures for payment of HMGN's share of such financial benefits shall be developed and agreed to by both the parties hereto.

SECTION 19.    PERFORMANCE ASSURANCE

     19.1 Performance Assurance Obligations

      Within thirty (30) days of the date on which this Agreement is signed, BKPC shall provide Performance Assurance to HMGN having an aggregate amount drawable by HMGN equal to three million six hundred thousand (3,600,000) Rupees. Such Performance Assurance, and any additional Performance Assurance provided under Section 19.2(b) hereof, shall be drawable by HMGN only if this Agreement shall have been terminated in accordance with
Section 19.2 hereof.

     19.2 Termination of Agreement and Forfeiture of Performance
          Assurance

      If the Loan Signing Date fails to occur on or prior to the date that is:

     (a)  twelve (12) months following the date hereof or

     (b) if BKPC provides to HMGN additional Performance Assurance, such that the aggregate amount drawable under all Performance Assurance provided under Section
          19.1 and this Section 19.2(b) is equal to seven million two hundred thousand (7,200,000) Rupees, eighteen (18) months following the date hereof,

then HMGN may, in its sole discretion, upon written notice to BKPC, terminate this Agreement without further liability (excluding forfeiture of the Performance Assurance) to either party and HMGN shall have the unconditional right to draw upon the Performance Assurance by delivering a written certification to the issuer of the Performance Assurance.

     19.3 Return of Performance Assurance

      Within  fourteen (14) days after BKPC provides evidence  to
HMGN  that the Loan Signing Date has occurred, HMGN shall  return
the   Performance   Assurance  to  BKPC  with  instructions   for
cancellation.

     19.4 Delays Caused by Breach

     BKPC may seek to recover any amount of Performance Assurance forfeited under this Section 19, where such forfeiture occurred primarily due to a breach by HMGN of its obligations hereunder or primarily due to a breach by NEA of its obligations under the Power Purchase Agreement.

SECTION 20.    SCHEDULES

      The following schedules shall be seen to be in conjunction with and to form a part of this Agreement.

Schedule 1          Power Purchase Agreement
Schedule 2          BKPC Memorandum of Association
Schedule 3          BKPC Articles of Association

     IT WITNESS WHEREOF, the parties hereto, acting through their duly authorized representatives, have caused this Agreement to be signed, in ten (10) copies in the English language, at Ministry of Water Resources, Singha Durbar, Kathmandu, Nepal on the sixth day of Shrawan 2053 (Twenty first day of July 1996).

Signed on behalf of                     Signed on behalf of

HIS MAJESTY'S GOVERNMENT                BHOTE KOSHI POWER
OF NEPAL                                COMPANY PRIVATE LIMITED

By:_______________________              By: _____________________
(Vijaya S. Shrestha)                    (Robert W. Carter)
Director General                        Chief Executive Officer/
Electricity Development                 President
Centre                                  Bhote Koshi Power Company
Ministry of Water Resources             Private Limited
Exhibition Road, Kathmandu              Tahachal, Kathmandu


Witnessed                               Witnessed

By:_______________________              By: _____________________

(Dr. Kishor B. Aryal)                   (Peter W. Bodde)
Deputy Director General                 The Charge d' Affaires of
Electricity Development Centre          the United States of
Ministry of Water Resources             America
Exhibition Road, Kathmandu              US Embassy, Kathmandu


For the purposes of Sections 3.4, 13 and 16 hereof.


Signed on behalf of                     Signed on behalf of

RDC OF NEPAL                            PANDA OF NEPAL

By:_______________________              By: _____________________

(Frank M. Dickerson)                    (Robert W. Carter)
Director                                Chairman/President/CEO
RDC of Nepal                            4100 Spring Valley
233 South Wacker Drive                  Suite 1001
Chicago, IL  USA                        Dallas, Texas  USA


Witnessed                               Witnessed

By:_______________________              By: _____________________

(Peter W. Bodde)                        (Peter W. Bodde)
The Charge d' Affaires of               The Charge d' Affaires of
the United States of                    the United States of
America                                 America
US Embassy, Kathmandu                   US Embassy, Kathmandu




                              SCHEDULE 1
                       POWER PURCHASE AGREEMENT

           [See Stand-alone document filed as Exhibit 10.140 to this Registration Statement]



SCHEDULE 2

                          FIRST AMENDED

                    MEMORANDUM OF ASSOCIATION

                             OF THE

            BHOTE KOSHI POWER COMPANY PRIVATE LIMITED

                        Kathmandu, Nepal

                                        FIRST AMENDMENT TO THE
                                       MEMORANDUM OF ASSOCIATION
                                      OF THE BHOTE KOSHI POWER CO


                    MEMORANDUM OF ASSOCIATION

                               OF

            BHOTE KOSHI POWER COMPANY PRIVATE LIMITED
         Incorporated under the Company Act, 2021 (1964)


1.   NAME OF THE COMPANY:

     The  name of the Company shall be Bhote Koshi Power  Company
     Private Limited.

2.   REGISTERED OFFICE OF THE COMPANY:

     The registered office of the Company will be located in Tahachal Kathmandu District, Nepal. The registered office may be changed with the approval of the concerned department of His Majesty's Government of Nepal (HMGN). Branches and other business offices, may be established at other locations as required. However, under no circumstances may a registered office, branch or other business office of the Company be established in the United States.

3.   DEFINITIONS:

     In this Memorandum of Association unless repugnant to the subject or context:

          "AFFILIATE(S)"  shall mean any person  or  entity  that
          directly or indirectly (through one or more intermediaries) controls or is controlled by or under common control with the Party specified. For purposes of this definition, control of a person or entity means the power, direct or indirect, to cause or determine the direction of the management and policies of such person or entity (whether by ownership of securities, contract or otherwise).

          "Foreign  Parties"  means Panda of  Nepal  and  RDC  of
          Nepal.

          "Nepali  Party" means Himal International  Power  Corp.
          Ltd., a Party to the Agreement.

          "Agreement" means the Joint Venture Agreement dated  20
          March  1996,  between  the  Nepali  Party  and  Foreign
          Parties.

4.   MAIN OBJECTIVES:

     4.1  The  main  objectives  of  Bhote  Koshi  Power  Company
          Private Limited  shall be as follows:

          a.   To  develop, construct, own and operate the  Upper
               Bhote Koshi Hydroelectric Project.

          b. To sell the generated power to NEA, HMGN or its representatives, directly to consumers, both local and foreign, and others.

          c. To establish firms, companies or corporations with or without collaboration with HMGN or others to generate, distribute and sell power to provide technical and managerial consultancy and to undertake all related and ancillary activities for the development, construction and operation of power generation facilities.

          d. To build transmission lines to transmit power from the Upper Bhote Koshi Project to the Nepal
               Electricity Authority (NEA) power grid or other points of supply whether through the NEA system or otherwise.

     4.2 Activities to be carried out for fulfillment of the above mentioned objectives:

          a. To carry out the activities which are related to the objectives or the functions of the Company as provided in Section 4.1., and such other activities which the Company deems necessary for the fulfillment of its objectives, subject to the prevailing laws of Nepal;

          b. To purchase or acquire buildings and land on mortgage, lease, exchange, contract or otherwise for the purpose of the Company and to use and deal with them in such manner as the Company deems fit;

          c.   To   import,  purchase  and  maintain  goods,  raw
               materials, machines and equipment required by the Company subject to the prevailing laws of Nepal;

          d. To acquire, possess and use movable or immovable properties for the purpose of the Company;

          e. To borrow money to fulfill the need for the required funding of the Company from national and foreign banks and financial institutions and to conclude necessary agreements for the same, subject to the prevailing laws of Nepal;

          f. To obtain consultancy services on any matter relating to the business of the Company and to conclude appropriate management or other agreements with national or foreign institutions, firms and companies;

          g. To purchase, lease or otherwise obtain vehicles required for the purpose of the Company and to use them for the business of the Company;

          h. To pay all expenses incurred for the incorporation of the Company;

          i.   To   bear   all   expenditures  for  advertisement
               required for promotion of the Company;

          j. Subject to the prevailing laws of Nepal, to establish a public relations and business promotion arm for furthering of the business of the Company, to bear required expenses for the same and to correspond and otherwise deal with national and international organizations and institutions in this regard;

          k.   To open bank accounts with national and with prior
               approval   in  foreign  banks  and  operate   such
               accounts with them;

          l. To employ managers, staff and workers required for the efficient and effective operation of the Company, and subject to the prevailing laws to determine their service conditions and facilities (including salaries and allowances), to prescribe their functions, rights and duties, and to suspend or dismiss such employees;

          m. To file or defend a suit on behalf or against the Company, its officers and employees in matters where the Company's interest is involved and to compromise such suit or claim and to settle the dues or claims made for or against the Company, and to grant or obtain extension time for such settlement;

          n. To purchase and invest in shares and debentures of any other company;

          o. To arrange for appropriate study and training programs within and outside Nepal for the career development of employees, technicians and other and as required for the Company's business; and

          p. To perform all such other functions required for the attainment of all or any of the objectives as mentioned above, subject to the prevailing laws of Nepal.

5.   LIMITED LIABILITY:

     This Company is a private limited company registered under the Company Act, 2021. The liability of its shareholders is limited and a shareholder shall not be liable to pay any due or liability of the Company except as face value of the share subscribed by him. The total number of its shareholders shall not be more than 50 and its shares shall not be sold or purchased publicly and its shares shall not be transferred by way of sale, mortgage or otherwise to any other persons except in accordance with the provisions of the agreement.

6.   SHARE CAPITAL:

     6.1 The authorized share capital of the Company shall be Rupees five billion four hundred fourteen million five hundred thousand (Rs. 5,414,500,000) divided into one class of 54,145,000 Shares of Rupees 100 each. The initial issued share capital of the Company will be Rupees 60,000,000 divided into 600,000 Shares of Rupees 100 each. The issued capital shall be subscribed by Foreign Parties and Nepali Party or their respective Affiliates in the Specified Proportions as outlined in this Memorandum of Association.

     6.2  The  Foreign  Parties and/or their Affiliates  and  the
          Nepali Party and/or its Affiliates shall be the primary promoters.

     6.3 The issued or subscribed share capital of the Company shall be held as follows:

               Nepali Party        10%
               Panda of Nepal      85%
               RDC of Nepal         5%

     6.4  The  Company  may, by passing a special  resolution  in general meeting in accordance with the provisions of the Agreement and by following the procedure established under the Company Act 2021, increase or decrease the share capital of the Company or issue shares with preference or with special rights, change or revoke such rights and issue shares having lower or higher denomination.


     We, the undersigned persons, whose name and address are subscribed below, are subscribed below, are desirous of being incorporated into private limited Company in pursuance to this Articles of Association and we respectively agree to take the number of shares in the capital of the company set opposite our respective names.


                                                SIGNATURE OF
                                    NO. OF    PROMOTER OR DULY
S.        NAMES, ADDRESS OF         SHARES       AUTHORIZED
No.           PROMOTER            SUBSCRIBED   REPRESENTATIVE    WITNESS

1   HIMAL INTERNATIONAL POWER     18,000
    CORP. LTD.
    Post Box No. 3800
    Tahachal, Kathmandu, Nepal                /s/
    Attn: Prabhakar SJB Rana                  Prabhaker SBJ Rana
                                              Prabhakar     SBJ
                                              Rana

2   PANDA OF NEPAL                153,000
    c/o Maples & Calder
    P.O. Box 309, Ugland House                /s/
    South Church Street                       Kim R. Knightstep
    Grand Cayman, Cayman Islands              Kim R. Knightstep
    British West Indies                       Authorized
    Attn: Robert W. Carter                    Representative


3   RDC OF NEPAL                  9,000
    c/o W.S. Walker & Co.
    1st Floor, Caledonian House
    Mary Street, P.O. Box 265 G,
    George Town, Grand Cayman                 /s/
    Cayman Islands                            Patrick G. Hartel
    British West Indies                       Patrick G. Hartel
    Attn: Frank M. Dickerson                  Authorized
                                              Representative

Dated 20 March, 1996




SCHEDULE 3

                          FIRST AMENDED

                     ARTICLES OF ASSOCIATION

                             OF THE

            BHOTE KOSHI POWER COMPANY PRIVATE LIMITED

                        Kathmandu, Nepal


CONTENTS

ARTICLE 1   NAME OF THE COMPANY                               1

ARTICLE 2   REGISTERED OFFICE OF THE COMPANY                  1

ARTICLE 3   MAIN OBJECTIVES                                   1

ARTICLE 4   DEFINITIONS                                       1

ARTICLE 5   LIMITED LIABILITY                                 3

ARTICLE 6   SHARE CAPITAL                                     3

ARTICLE 7   SHARES                                            4

ARTICLE 8   SHARE CERTIFICATE                                 4

ARTICLE 9   TRANSFER OF SHARES                                5

ARTICLE 10  PRE-EMPTIVE RIGHTS                                6

ARTICLE 11  CHANGE OF SHARE CAPITAL                           6

ARTICLE 12  LOANS                                             6

ARTICLE 13  GENERAL MEETINGS                                  6

  13.1      PRELIMINARY GENERAL MEETING                       6

  13.2      ANNUAL GENERAL MEETING                            7

  13.3      EXTRAORDINARY MEETING                             7

  13.4      NOTICE                                            7

  13.5      EX-AGENDA ITEMS                                   8

  13.6      QUORUM FOR GENERAL MEETING                        8

  13.7      PROXY                                             9

  13.8      ELECTION OF CHAIRMAN                              9

  13.9      RESOLUTIONS                                       9

ARTICLE 14  PROCEEDINGS AT GENERAL MEETINGS                   9

ARTICLE 15  VOTE OF SHAREHOLDERS                             10

ARTICLE 15  DECISIONS                                        10

ARTICLE 17  DIRECTORS                                        12

ARTICLE 18  MANAGING AGENT                                   13

ARTICLE 19  DIVIDEND AND RESERVE                             13

ARTICLE 20  ACCOUNTS AND RECORDS                             14

  20.1      ACCOUNTS                                         14

  20.2      PLACE OF KEEPING BOOKS                           14

ARTICLE 21  TAX MATTERS                                      14

ARTICLE 22  STATUTORY AUDITOR                                15

ARTICLE 23  BALANCE SHEET/ACCOUNT                            15

ARTICLE 24  LIQUIDATION                                      15

ARTICLE 25  SIGNATURES                                       16




                                           FIRST AMENDMENT TO THE
                                   ARTICLES OF ASSOCIATION OF THE
                                        BHOTE KOSHI POWER COMPANY


                     ARTICLES OF ASSOCIATION

                               OF

            BHOTE KOSHI POWER COMPANY PRIVATE LIMITED

         Incorporated under the Company Act 2021 (1964)


ARTICLE 1.   NAME OF THE COMPANY

     The  name of the Company shall be Bhote Koshi Power  Company
     Private Limited.

ARTICLE 2.   REGISTERED OFFICE OF THE COMPANY

     The registered office of the Company will be located at Tahachal Kathmandu District, Nepal. The registered office may be changed with the approval of the Concerned Department of His Majesty's Government of Nepal (HMGN). Branches and other business offices etc. may be established as required. However, under no circumstances may a registered office, branch or other business office of the Company be established in the United States.

ARTICLE 3.   MAIN OBJECTIVES

     The  main  objective of the Company shall be generation  and distribution of Hydroelectric Power. The detailed objectives
     of   the  Company  are  stipulated  in  the  Memorandum   of
     Association of the Company.

ARTICLE 4.   DEFINITIONS

     In these Articles of Association unless repugnant to the subject or context

     "ACT" Means the Company Act, 2021 (1964) as amended from time to time;

     "AFFILIATE(S)" shall mean any person or entity that directly or indirectly (through one or more intermediaries) controls or is controlled by or under common control with the Party specified. For purposes of this definition, control of a person or entity means the power, direct or indirect, to cause or determine the direction of the management and policies of such person or entity (whether by ownership of securities, contract or otherwise).

     "AGREEMENT" means the Joint Venture Agreement dated 20 March
     1996 between Nepali Party and Foreign Parties.

     "ARTICLES" means the Articles of Association of the Company and amendments made hereto from time to time;

     "BUSINESS DAY" shall mean any Day on which the offices of HMGN are not authorized or required to close in Kathmandu, Nepal.

     "COMPANY" means Bhote Koshi Power Company Private Limited incorporated under the Company Act, 2021 (1964);

     "CONCERNED DEPARTMENT" means the Department of Industries, office of the Company Registrar or any other department or office designated by HMGN from time to time to regulate companies in Nepal;

     "DAY"       shall mean the twenty-four hour period beginning
     at 0:00 hours Nepalese Standard Time.

     "DIRECTOR(S)"  means  the  Director(s)  appointed   by   the
     Shareholders pursuant hereto and holding office from time to time as Director(s);

     "DIVIDEND" includes a dividend by way of bonus shares;

     "DOCUMENT" means words represented in the form of type, printing or handwriting;

     "FINANCIAL YEAR" shall mean the period beginning 1 January and ending 31 December for the purpose of United States and other foreign tax laws;

     "FISCAL YEAR" means the fiscal year pursuant to the laws of Nepal applying to a Nepali Company to keep its financial accounts and to file its tax returns;

     "FOREIGN PARTIES," collectively, means RDC OF NEPAL, a Cayman Islands corporation and subsidiary of Resource Development Consultants, a limited liability company, of Wyoming, United States of America, and PANDA OF NEPAL, a subsidiary of Panda Energy International, Inc., a Texas (United States of America) corporation, which are parties to the Agreement and, each individually means "Foreign Party;"

     "GOVERNMENTAL  AUTHORITY"  MEANS  THE  Investment  Promotion
     Board of HMGN and such relevant agency or department of HMGN designated to regulate foreign investment in Nepal;

     "INTERNAL REVENUE CODE" means the Internal Revenue Code of the United States;

     "MEMORANDUM" means the Memorandum of Association of the Company;

     "NEPALI PARTY" means Himal International Power Corp. Ltd., a party to the Agreement;

     "OFFICE" means the registered office of the Company;

     "POWER  PURCHASE  AGREEMENT" shall mean the  Power  Purchase
     Agreement to be executed between the NEA and the Company concerning the sale of electrical energy from the Project, as amended from time to time;

     "PROMOTER" means the Shareholders signing the application for the registration of the Company, the Memorandum and the Articles;

     "PROXY"  means  the  duly  appointed  representative  of   a
     Shareholder to attend and vote in any General Meeting of the Company;

     "REGISTER" means the register of the Shareholders maintained by the Company;

     "SHARE(S)"  means the Share(s) with a value  of  Rupees  100 each in the share capital of the Company from time to time;

     "SHAREHOLDER" means a person whose name has been registered in the Register of the Company as a Shareholder;

     "SPECIAL RESOLUTION" means a resolution made in addition to the regular agenda in an Annual General Meeting;

     "SPECIFIED PROPORTION(S)" means, where the whole is 100%, in relation to Nepali Party: 10% and in relation to Foreign
     Parties: 85% to PANDA OF NEPAL and 5% to RDC OF NEPAL, unless otherwise agreed to in writing between Nepali Party and Foreign Parties or adjusted pursuant to these Articles;

     Words in singular include the plural. Words signifying a gender also signify any other gender. Persons include bodies corporate and other association of persons. Interpretation of the words other than words mentioned above shall be done in accordance with the meaning as ascribed to them in this Agreement.

ARTICLE 5.   LIMITED LIABILITY

     5.1 The Company is a private limited company registered under the Company Act, 2021. The liability of its Shareholders is limited and a Shareholder shall not be liable to pay any liability of the Company except for the face value of the Shares subscribed by him.

     5.2 The total number of Shareholders shall not be more than 50 and Shares shall not be sold or purchased publicly nor transferred by way of sales, mortgage or otherwise to any other person except in accordance with the provisions of these Articles.

     5.3 The Company shall be an incorporated body having perpetual succession and shall have its own seal for all its business purposes.

ARTICLE 6.    SHARE CAPITAL

     6.1 The authorized share capital of the Company shall be Rupees five billion four hundred fourteen million five hundred thousand (Rs. 5,414,500,000) divided into one class of 54,145,000 Shares of Rupees 100 each. The initial issued share capital of the Company shall be Rupees sixty million (Rs. 60,000,000) divided into 600,000 Shares of Rupees 100 each. The issued capital shall be subscribed by Foreign Parties and Nepali Party.

     6.2 The shareholding ratio shall at all times be in the Specified Proportions except that it may be changed by the mutual written agreement of Nepali Party and Foreign Parties subject to the Approval of the Concerned Department.

     6.3  Shares held by an Affiliate of the Nepali Party  or  an
          Affiliate of the Foreign Parties shall be deemed to  be
          Shares   held  by  that  party  for  the   purpose   of
          determining the Specified Proportions.

ARTICLE 7.    SHARES

     7.1 Unissued Shares of the Company shall remain under the control of the Company. The Company will make an allotment of Shares, record transfer of the Shares and make calls on Shares subject to the provisions of the Agreement or the provisions in these Articles where the Agreement is silent.

     7.2 The particulars of allotment of Shares and the making of calls on the Shares shall be submitted to the Concerned Department.

     7.3  When  making calls under Article 7.1 the Company  shall
          send   a   notice  in  writing  to  every  Shareholder,
          prescribing a time limit of 30 days and the place and time for payment.

     7.4 The subscriber shall remit the due amount of the Shares to reach the Company on or before the prescribed date of the call for the Shares issued to and subscribed by it. In the event the due amount does not reach the
          Company on the date prescribed by the call, the subscriber may be required to forfeit the Shares and the forfeited Shares may be sold by the Company, butonly with the unanimous approval of the Shareholders.

     7.5 Shares shall be allotted subject to the provisions of the Agreement.

     7.6 The person in whole name the Shares are registered shall be treated as the owner of such Shares. However, if the Company receives an order from a competent court of law or a Governmental Authority regarding the ownership of any Share, the person or persons mentioned as owner in such order shall be treated as the real owner provided, however, that no person shall be treated as the real owner of the Shares if he has not complied with the requirements for transfers of Shares in Article 9.

     7.7  Each  Shareholder  shall abide  by  the  Articles,  the
          Agreement   and   the  Act,  and  it  shall   be   each
          Shareholder's duty to act in accordance with those provisions.

ARTICLE 8.     SHARE CERTIFICATE

     8.1 Every Shareholder shall be given a certificate for the Shares subscribed to by him. The Share certificate shall mention the name of the Company, the serial number, the number of Shares and the value thereof, and shall be signed by one (1) Director from each Foreign Party and Nepali Party. In case any Shareholder has made only partial payments, the amount actually paid as well as the balance to be paid shall be explicitly mentioned on the front of the Share certificate.

     8.2 The Company may issue a new Share certificate in lieu of a certificate which is damaged or torn if the relevant Shareholder submits an application to the Company along with such damaged certificate may also be issued if the Share certificate is lost and evidence to that effect is submitted to the best satisfaction of the Shareholders. The Company shall fix a fee payable for issuing new certificates.

ARTICLE 9.  TRANSFER OF SHARES

     9.1 The right to Shares of the Company may only be transferred in accordance with the provisions of these Articles and the Agreement.

     9.2 No Shareholder shall transfer its Shares to any person who is not already a Shareholder without the prior
          written  consent  of  all  other  Shareholders,   which
          consent may be withheld in the sole and absolute discretion of all other Shareholders.

     9.3 For purposes of these Articles the term "transfer" means, with respect to any Share of the Company or any interest therein, the transfer, sale, assignment or mortgage of the Share or any interest therein, the creation or permission to subsist of any pledge, lien, charge or other encumbrance with respect to the Share or any interest therein, the grant of any option, interest or other rights with respect to the Share or any interest therein, or any other disposition of the Share or any interest or rights in the Share or any part thereof.

     9.4 No transfer or purported transfer by a Shareholder of any Share in violation of the restriction in Article
          9.2 shall be effective to confer upon the purported transferee rights (i) to receive dividends, (ii) to receive a share of the net assets of the Company upon its winding up, (iii) otherwise to participate in distributions of the property or assets of the Company,
          (iv) to receive notice of meetings of the Company, (v) to attend meetings of the Company, (vi) to vote on any matter, or (vii) to receive new Shares. Further, any person who receives Shares in violation of the restriction in Article 9.2 shall be obliged, within 30 days of receiving such Shares, to offer to transfer the Shares to the remaining Shareholders of the Company in the Specified Proportions, and the remaining Shareholders shall be entitled to purchase the Shares offered to them by the purported transferee at a price agreed upon by the Parties.

     9.5 Any person who receives Shares in a transfer which complies with the requirements in these Articles and the Agreement shall submit to the other parties of the Agreement and to the office of the Company a written deed of adherence in the form prescribed at Annexure 1 of the Agreement stating that the transferee agrees to be governed by all of the terms and provisions of these Articles, the Agreement and the obligations of the Party from whom it purchased the Shares, along with a copy of the deed to record the transfer of mortgage of such Shares.

     9.6 The notification of intention to transfer Shares, the terms and conditions of a proposed transfer, and the decision by the remaining Shareholder either to purchase Shares or to consent to their transfer to a person who is not a Shareholder shall be done in writing.

     9.7 Any Shares transferred under this Article shall be subject to necessary government validation or approval in Nepal, if required.

ARTICLE 10. PRE-EMPTIVE RIGHTS

     10.1 The Shareholders hereto shall have preemptive rights in proportion to the number of Shares as held by each of them with respect to any new issuance of Shares of the Company. However, upon the consent of all Shareholders, the preemptive rights may be exercised in a ratio other than the Shareholding ratio, particularly in the case of a disinvestment by an existing Shareholder.

     10.2 If any Shareholder does not wish to exercise its preemptive rights in whole or in part, such Shareholder shall notify the Shareholders of such intention within 7 days from the day of the offer of new Shares. In this case, the other Shareholders shall have the preemptive right to such unsubscribed new Shares.

     10.3 New Shares to which none of the Shareholders hereto have subscribed shall be preferentially allocated to persons who have agreed to accept all of the terms and conditions set by the Shareholders.

ARTICLE 11.   CHANGE OF SHARE CAPITAL

     The Company may increase or decrease its Share capital, issue Shares with preference or with special rights, change or revoke such rights, or issue Shares having lower or higher denomination as per Company Act by passing a Special Resolution at a General Meeting at which all the Shareholders shall have voted in favor as required by these Articles and the Agreement.

ARTICLE 12.   LOANS

     12.1 The General Meeting may instruct the Board of Directors to issue loans for executing the Company's business or any other purpose within the objectives of the Company, from a bank or financial institution against the
          security   of  Company's  assets.  The  Directors   are
          permitted to implement only those loans specifically approved by the Shareholders in a General Meeting.

     12.2 The Company shall keep a register for recording the amount of loans, the names and addresses of the creditors and any other relevant details.

ARTICLE 13.   GENERAL MEETINGS

     13.1 PRELIMINARY GENERAL MEETING

          Subject to the provisions of the Act, the Company shall convene a Preliminary General Meeting within a period of six months from the date of establishment of the Company at a place, date and time as specified by the Shareholders. At this meeting, a Preliminary Report prepared and distributed among Shareholders as per the Act shall be submitted for discussion.

     13.2 ANNUAL GENERAL MEETING

          a. The Annual General Meetings of the Company shall discuss the Company's profit and loss account, balance sheet and the report of the Board of Directors and the auditors, fix the remuneration of the auditors, declare dividends and perform all other work of the General Meeting.

          b. The first Annual General Meeting of the Company shall be convened within one year from the date of the Preliminary General Meeting and every other Annual General Meeting shall be convened within a period of six months from the date of the expiry of the Fiscal year of the Company.

          c. The Annual General Meetings of the Company shall be held in Kathmandu, Nepal or such other place as the Shareholders may decide except that under no circumstances shall an Annual General Meeting be held in the United States.

     13.3 EXTRAORDINARY GENERAL MEETING

          a. Both the Concerned Department and any Shareholder or Shareholders holding at least 10% in the aggregate of all issued and outstanding Shares may submit an application to the registered office of the Company for the convening of an Extraordinary General Meeting whenever they deem necessary. The power of the Board of Directors to call an Extraordinary General Meeting shall be limited to calling those Extraordinary General Meetings which the Concerned Department and the Shareholders have requested pursuant to this Article.

          b. An Extraordinary General Meeting shall be held in Kathmandu, Nepal or such other place as the Shareholders may decide except that under no circumstances shall an Extraordinary General Meeting be held in the United States.

     13.4 NOTICE

          a. Every General Meeting of the Shareholders shall be convened by issuing a notice specifying the pace, date and agenda of the meeting in advance. In accordance with the Act, the notice period for the Preliminary General Meeting and the Annual General Meetings shall be twenty-one (21) days and shall be fifteen (15) days for all other General Meetings or as otherwise required by the Act. The days in the notice period may be reduced by unanimous consent of the Shareholders. The notice of the General Meetings shall be served according to the Act and Articles to such persons who have the right to receive it.

          b. Any notice required or given as per these Articles shall be in writing and may be given by registered airmail, hand delivery or by telex, facsimile transmission or cable at the address of the Shareholders registered at the office of the Company.

     13.5 EX-AGENDA ITEMS

          At a General Meeting, convened in accordance with the Act, Shareholders may also make decisions on matters not mentioned in the agenda which had been sent while calling the meeting provided that two thirds of the Shareholders attending the meeting vote in favor of discussing such matters.

     13.6 QUORUM FOR GENERAL MEETING

          a. The proceedings of any General Meeting shall not be conducted nor a resolution be passed unless 25% of total Number of Shareholders representing 67%
               of the total value of Shares of the Company are present therein either in person or by proxy. Provided that the presence of at least three Shareholders shall be compulsory for holding a General Meeting in that manner.

          b. In case the meeting cannot be held for lack of quorum, another meeting shall be convened with an advance notice of at least 7 days. In case another meeting is convened in this manner if two Shareholders of the Company, who represent 51% of the total value of Shares and who are entitled to vote are present there in person, there shall be no obstacle in holding the meeting. If within half an hour of the time appointed, such meeting still cannot be held due to inadequate quorum, the same meeting shall stand adjourned to the same day in the next week at the same time and place if at such an adjourned meeting 15% of the total number of Shareholders representing 51% of the total value of Shares are present either in person or by proxy shall constitute a quorum. Notwithstanding anything contained herein before, the Company shall have to recognize such resolutions as are passed at such a meeting and act accordingly.

          c.   A  special  resolution shall not be passed  unless
               33%   of   the   total  number   of   Shareholders
               representing 75% of the total value of Shares are present either in person or by proxy.

          d. The quorum for holding an Annual General Meeting shall be as prescribed by these Articles. However, it will be necessary for one representative of each Shareholder to be present at such a meeting for the quorum to be complete. If a meeting is adjourned as a result of such representative not being present, then notwithstanding the provisions of this clause, the meeting shall be held at the next appointed date even if such representative is not present but provided the requirement of quorum, as described in this Article 13.6, is met.

     13.7 PROXY

          Shareholders desirous of nominating a representative shall have to submit a proxy letter in for form as shown below.

                           PROXY FORM

          In the capacity of a Shareholder of the Company, I/We _____________________ resident(s) of ____________
          hereby   appoint  Mr.(s).  _______________________   to
          attend and vote on my/our behalf in the General Meeting to be held on ______________ and other meetings to be held in course thereof.

                                   Signature:
                                   Date:
                                   Name:
                                   Address:

     13.8 ELECTION OF CHAIRPERSON

          The  Shareholders  present at a General  Meeting  shall
          choose   one   Shareholder  present   to   preside   as
          Chairperson of the meeting.

     13.9 RESOLUTIONS

          All matters to be discussed at the General Meeting shall be presented in the form of resolutions. Except as provided in Article 16, all other resolutions presented at the meeting shall be deemed to have been passed if a simple majority of Shareholders present at the meeting, whether in person or by proxy, vote in its favor, provided that in the case of a Special Resolution, it shall be deemed to have been passed if 60% of Shareholders present at the meeting, whether in person or by proxy, vote in its favor.

ARTICLE 14.   PROCEEDINGS AT GENERAL MEETINGS

     14.1 The Shareholders shall at all times regulate the authorized business of the Company be exercising control, supervision and direction in the manner deemed appropriate by them and by delegating such powers, from time to time, to the Board of Directors as the Shareholders deem appropriate. The power of managing the Company shall be vested in the Shareholders solely in their capacity as Shareholders.

     14.2 Without   prejudice  to  the  above-mentioned   general
          arrangements,  the  General  Meeting  shall  have   the
          following powers and responsibilities:

          a. To arrange for payment of all expenses incurred for the establishment and registration of the Company, and approve agreements concluded before the Company is formally established.

          b.   To   appoint  and  remove  consultants,  advisors,
               technicians, assistants and other employees.

          c. To manage and supervise all functions of the Company and make all necessary arrangements for smoothly running the business of the Company including taking loans and advances.

          d. To execute and sign contracts on behalf of the Company.

          e. To operate bank accounts and issue or endorse bills of exchange, promissory notes, etc., on behalf of the Company, and buy or sell Government or other bonds, to accept, sign and deal in bills of exchange, cheques, drafts and Government securities.

          f. to arrange for all documents relating to the financial transactions of the Company to be duly signed by a person designated by the Shareholders.

          g.   To   exercise  powers  and  fulfill   the   duties
               prescribed by the Act, laws, the Agreement and the Articles as prevailing from time to time.

ARTICLE 15.  VOTE OF SHAREHOLDERS

     15.1 Subject to Article 9 and to any other special rights or restrictions as to voting attached to any Shares by or in accordance with these Articles, every Shareholder who is present either in person or through a duly authorized representative shall have none vote for every Share of which he is the holder; provided that no Shares of one party shall confer any right to vote upon a resolution for the removal from office of a Director appointed by holders of Shares of the other Party.

     15.2 Shareholders  shall  only  be  entitled  to   vote   in
          accordance with the number of Shares held if all calls on subscription due on those Shares are paid.

ARTICLE 16.  DECISIONS

     The decisions listed below shall require (i) 95.1% vote of all outstanding Shares of the Company prior to the commercial operation date of the Project (such term "Commercial Operation Date" shall have the meaning defined in the Power Purchase Agreement) and (ii) a 90% vote of all outstanding Shares of the Company after the Commercial Operation Date.

     16.1 Any change in the general nature of the business of the Company or any subsidiary and any disposal of the undertaking or assets of the Company or of any of its subsidiaries or any substantial part thereof other than in the ordinary course of business.

     16.2 Approval of the remuneration of the President of the Company, if one is appointed.

     16.3 Any transaction, arrangement or agreement with or for the benefit of any Director of the Company or his relative or any company or firm in which he is a partner, director or shareholder.

     16.4 Acquisition or formation of any subsidiary company and acquisition of the undertaking or the whole or part of the assets of any other company or business which in relation to the Company's business is substantial.

     16.5 The conduct of any business by the Company other than as contemplated under the Articles of Association, bylaws, or other governing documents of the Company.

     16.6 Incurrence of any indebtedness for borrowed money in excess of Rs. 10,000,000 including, without limitation, approval of all development, construction and permanent financing arrangements for the Project.

     16.7 Increase, other than by way of bonus issue, or reduction, or other alteration whatsoever in the authorized or issued Share capital of the Company or any of its subsidiaries, or any variation of the rights attached to any of the Shares for the time being in the capital of the Company or any of its subsidiaries, or the granting of any new options to subscribe for Shares of its subsidiaries, or entering into any agreement for the same.

     16.8 Any issuance or sale of Shares, any voting securities of the Company or any securities of the Company which are exercisable or convertible into Shares or other voting securities of the Company.

     16.9 Any issuance of any securities of the Company having a preference as to dividends or distributions whether during the life of the Company or under dissolution, liquidation or winding-up.

    16.10 Any reorganization, consolidation, merger, or other business combination of the Company or any subsidiary with or into any other corporation which is not the Company or a wholly-owned subsidiary of the Company.

    16.11 The sale, lease or exchange of all or substantially all of the assets of the Company.

    16.12 Any amendments or restatement of the Articles, the Agreement or other governing document of the Company.

    16.13 Any recapitalization of the Company.

    16.14 Any transaction by the Company with any Party to these Agreements or any Affiliate of any of them.

    16.15 The mortgage or change of any part of the Company's assets.

    16.16 The acquisition or disposal by the Company of any asset or the giving or receiving of any service otherwise than at market value.

    16.17 The admission of any new Shareholder to the Company.

    16.18 The entering into any purchase, finance, lease hire purchase, other credit sale or deferred payment terms contract or any contract of acquisition or use of any assets of a capital nature having a value of greater in total than Rs. 5,000,000 in any financial year of the Company for which purpose the aggregate payments to be made under any lease hire purchase or other credit sale or deferred payment terms contract will be deemed to be payable in the year in which the contract is entered into.

    16.19 The appointment and removal of selling agents.

    16.20 The appointment and removal of auditors of the Company.

    16.21 The making of any loans to directors or Shareholders of the Company.

    16.22 The payment or making of any interim or final dividend or any other distribution in whatever amount the Shareholders deem appropriate.

ARTICLE 17.   DIRECTORS

     17.1 The Shareholders of the Company may delegate such administrative and related duties to the Directors as they deem appropriate. The authority of the Directors shall be limited to the performance of such duties as authorized by the Shareholders and as may be necessary to comply with the provisions of the Act. In no instance shall the Directors have the authority to make unauthorized business decisions on behalf of the Company.

     17.2 The Company shall have five (5) Directors, three (3) to be appointed by PANDA OF NEPAL and one (1) each by RDC
          OF NEPAL  and Nepali Party.

     17.3 The initial Directors shall consist of the nominees of the subscribers to the Memorandum of Association.

     17.4 Each Shareholder may:

          a. appoint any person to serve as the Director(s) whom it is entitled to appoint pursuant to Article
               17.2; and

          b.   remove  any Director appointed pursuant to Article
               17.4 (a) from office with or without cause.

     17.5 the remuneration of the Directors shall be such sum or sums as may from time to time be determined by the Shareholders in General Meeting.

     17.6 The Directors may be paid such traveling, hotel and other expenses as may properly be incurred by them in the execution of their duties, including any such expenses incurred in connection with their attendance at General Meetings or in connection with the business of the Company carried out in accordance with these Articles.

     17.7 Subject as herein otherwise provided or to the terms of any lawful agreement, the office of a Director shall be vacated:

          a.   if he is found lunatic or becomes of unsound mind;

          b. if by notice in writing given to the Company he resigns his office;

          c. if he is removed from office under Article 17.4(b) hereof; or

          d.   if   he   fails   to  meet  any   of   the   other
               qualifications provided in the Act.

     17.8 In  the  event  a  Director vacates  his  office  under
          Article 17.7, or if a Director is otherwise unable to carry out his duties as described in these Articles, the Shareholders shall within a reasonable period of time appoint another person to serve as Director of the Company as provided Section 17.4(a). A director shall have no authority to appoint an alternate Director to serve in his place.

     17.9 Until  such  time  as the Shareholders  appoint  a  new
          Director as described in Article 17.8, the Shareholders shall exercise all the powers referred to in these Articles as exercisable by the Director.

ARTICLE 18.   MANAGING AGENT

     Under no circumstances shall a managing agent be appointed for the Company.

ARTICLE 19.  DIVIDEND AND RESERVE

     19.1 Subject to the Articles, the Shareholders shall in Annual General Meetings declare and approve dividends.

     19.2 While distributing dividends among the Shareholders, the Company may deduct call amounts or any other outstanding amounts to be paid in respect to Shares without formal prior notice.

     19.3 Dividends shall be paid only out of profit of the Company. The Company may create a reserve fund or depreciation fund out of the profit of the Company to operate the Company's business smoothly and efficiently, to meet contingency expenses, to repay loans to raise funds for depreciation of the Company's asset, to acquire buildings, machinery or other property, to meet the cost of the development projects and to meet other liabilities of the Company. Any recommendation by the Board of Directors as to the amount of profits which shall be maintained in the reserve fund shall be subject to the approval of the General Meeting.

     19.4 The General Meeting may authorize interim dividends to the Shareholders from time to time after taking into consideration the financial conditions of the Company.


ARTICLE 20.   ACCOUNTS AND RECORDS

     20.1 ACCOUNTS

          The Company shall maintain its accounts in both Nepali and English. The accounts of the Company shall be maintained in such a way that the actual and current position of the Company is clearly depicted. The accounts shall also contain detailed particulars of each head of income and expenditure, sale or purchase of goods and services and the assets and liabilities of the Company. The Company shall also prepare other accounts and reports as mentioned in the Agreement.

     20.2 PLACE OF KEEPING BOOKS

          The accounts and records of the Company shall be kept at the Registered Office of the company and the records may be available for inspection to the nominees of the Shareholders during normal office hours.

ARTICLE 21.  TAX MATTERS

     21.0 The fiscal year of the Company shall be such period of twelve (12) months as provided by Nepalese law.

     21.2 Within 90 days after the end of each fiscal year, the Company shall prepare and file, or cause to be prepared and filed, any tax returns of the Company and shall send to each person who was a Shareholder at any time during such fiscal year copies of such information as may be reasonably required for the applicable income tax reporting purposes by such person. The Company shall also prepare within the same time period such other returns and information as any Shareholder may reasonably request for the purposes of complying with requirements imposed on the Company or the Shareholder by U.S. or other foreign tax laws.

     21.3 Without affecting in any way the characterization of the Company as a private limited company in Nepal and the applicability of the provisions of the Act, the Shareholders intend that the Company be treated as a partnership for tax purposes in the United States. Each Shareholder whose earnings from the Company are reported to the U.S. tax authorities will ensure that the earnings are reported on a basis consistent with this characterization. The Company and its Shareholders will make an election to be treated as a partnership for federal income purposes in the United States if such an election becomes available. If requested by any Shareholder, the Company will make an election to adjust the basis of its assets so that such basis will equal the basis which each Shareholder has in its Shares in the Company. The purpose for this adjustment is to ensure that any investors purchasing Shares in the Company will not be subject to U.S. taxation on any appreciation in the value of the Company's assets that occurred before they purchased their Shares.

ARTICLE 22.  STATUTORY AUDITOR

     Subject to the provisions of the Agreement:

     22.1 The  appointment  of the auditors and determination  of
          their   remuneration  shall  be  made  by  the  General
          Meeting.

     22.2 The auditor shall audit the accounts of the Company at least once in every Fiscal Year.

     22.3 In case the office of duly appointed auditor falls vacant for any reason, the General Meeting may appoint another Auditor in such vacant post, and the remuneration of the auditor so appointed shall be fixed by the General Meeting.

ARTICLE 23.   BALANCE SHEET/ACCOUNTANT

     The Shareholders shall cause to be prepared a statement of profit and loss account and balance sheet for every Fiscal Year. The accounts for the Fiscal Year shall be prepared in accordance with the Act and shall be certified by the Auditors and signed by the Directors.

ARTICLE 24.   LIQUIDATION

     In case of the liquidation of the Company, the liability of the Company shall be settled in accordance with Section 125 of the Act. If there is any residue after the payment of expenditure incurred during the winding up of the Company and any other loans and liabilities, it shall be distributed to the Shareholders in proportion to their holdings in the paid up share capital of the Company.


ARTICLE 25.   SIGNATURES

     We, the undersigned persons, whose name and address are subscribed below, are subscribed below, are desirous of being incorporated into private limited Company in pursuance to this Articles of Association and we respectively agree to take the number of shares in the capital of the company set opposite our respective names.


                                                  SIGNATURE OF
                                    NO. OF      PROMOTER OR DULY
S.        NAMES, ADDRESS OF         SHARES         AUTHORIZED
No.           PROMOTER            SUBSCRIBED     REPRESENTATIVE    WITNESS

1   HIMAL INTERNATIONAL POWER     18,000
    CORP. LTD.
    Post Box No. 3800                         /s/
    Tahachal, Kathmandu, Nepal                Prabhakar SBJ Rana
    Attn: Prabhakar SJB Rana                  Prabhakar SBJ Rana

2   PANDA OF NEPAL                153,000
    c/o Maples & Calder                       /s/
    P.O. Box 309, Ugland House                Kim R. Knightstep
    South Church Street                       Kim R. Knightstep
    Grand Cayman, Cayman Islands              Authorized
    British West Indies                       Representative
    Attn: Robert W. Carter

3   RDC OF NEPAL                  9,000
    c/o W.S. Walker & Co.
    1st Floor, Caledonian House
    Mary Street, P.O. Box 265 G,              /s/
    George Town, Grand Cayman                 Patrick G. Hartel
    Cayman Islands                            Patrick G. Hartel
    British West Indies                       Authorized
    Attn: Frank M. Dickerson                  Representative



Dated 20 March, 1996